------------------------------
                  Flexible Premium Variable Life Insurance Policy

                 PROSPECTUS APRIL 30, 1999

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT

Issued and sold by: IDS Life Insurance Company
                IDS Tower 10
                Minneapolis, MN 55440.
                Telephone: 800-437-0602

web site address: http://www.americanexpress.com/advisors

This prospectus contains information about the insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

---------------------------------
                  Contents

 TABLE OF CONTENTS

     THE POLICY IN BRIEF                              3
     KEY TERMS                                        6
     THE VARIABLE ACCOUNT                             9
     THE FUNDS                                       10
        IDS Life Series Fund -- Equity Portfolio     10
        IDS Life Series Fund -- Income Portfolio     10
        IDS Life Series Fund -- Money Market
        Portfolio                                    10
        IDS Life Series Fund -- Managed Portfolio    10
        IDS Life Series Fund --
        Government Securities Portfolio              10
        IDS Life Series Fund --
        International Equity Portfolio               10
        AIM V.I. Growth and Income Fund              11
        Putnam VT New Opportunities Fund --
        Class IA Shares                              11
        Fund objectives                              11
        Relationship between funds and
        subaccounts                                  12
     RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS    13
     THE TRUST                                       15
        Trust maturity                               15
        Roles of Smith Barney Inc. and IDS Life      15
     THE FIXED ACCOUNT                               16
     PURCHASING YOUR POLICY                          17
        Application                                  17
        Right to examine policy                      18
        Premiums                                     18
     KEEPING THE POLICY IN FORCE                     20
        Death benefit guarantee                      20
        Grace period                                 20
        Reinstatement                                21
     LOADS, FEES AND CHARGES                         22
        Premium expense charge                       22
        Monthly deduction                            22
        Note for Massachusetts and Montana
        residents                                    24
        Surrender charge                             24
        Partial surrender fee                        29
        Mortality and expense risk charge            29
        Transaction charge                           29
        Fund expenses                                30
     POLICY VALUE                                    31
        Fixed account value                          31
        Subaccount values                            31
     DEATH BENEFITS                                  34
        Change in death benefit option               35
        Changes in specified amount                  36
        Misstatement of age or sex                   37
        Suicide                                      37
        Beneficiary                                  37
    TRANSFERS BETWEEN THE FIXED ACCOUNT AND
        SUBACCOUNTS                                  38
        Fixed account transfer policies              38
        Minimum transfer amounts                     38
        Maximum transfer amounts                     38
        Maximum number of transfers per year         38
        Two ways to request a transfer, loan or
        surrender                                    39
        Automated transfers                          39
        Automated dollar-cost averaging              40
     POLICY LOANS                                    41
     POLICY SURRENDERS                               43
        Total surrenders                             43
        Partial surrenders                           43
        Allocations of partial surrenders            43
        Effects of partial surrenders                43
        Taxes                                        44
        Exchange right                               44
        Paid-up insurance option                     44
     OPTIONAL INSURANCE BENEFITS                     45
        Waiver of monthly deduction                  45
        Accidental death benefit                     45
        Other insured rider                          45
        Children's insurance rider                   45
        Automatic increase benefit rider             45
        Accelerated benefit rider for terminal
        illness                                      45
     PAYMENT OF POLICY PROCEEDS                      46
     FEDERAL TAXES                                   50
        IDS Life's tax status                        50
        Taxation of policy proceeds                  50
        Modified endowment contracts                 51
        Other tax considerations                     52
     IDS LIFE                                        54
        Ownership                                    54
        State regulation                             54
        Distribution of the policy                   54
        Legal proceedings                            55
        Year 2000                                    56
        Experts                                      56
     MANAGEMENT OF IDS LIFE                          57
     OTHER FUND MANAGERS                             58
     OTHER INFORMATION                               59
        Voting rights                                59
        Reports                                      60
     POLICY ILLUSTRATIONS                            61

2 PROSPECTUS
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---------------------------------
                  The policy in brief

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

                 The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

  THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 9)

  THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.5%. (p. 16)
LOADS, FEES
AND CHARGES:     You pay the following charges, either directly (such as
                 deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- 2.5% sales charge and 2.5% premium tax charge deducted from each premium payment. This charge pays some distribution expenses and state and local premium taxes.

- MONTHLY DEDUCTION -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it based on the initial specified amount and on any increase in the specified amount.

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever, if less.

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

- TRANSACTION CHARGE -- applies only to subaccount that invests in the unit investment trust which is part of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A ("trust"); equals, on an annual basis, 0.25% of its average daily net asset value.

- FUND EXPENSES -- apply only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p.
  22)
PURCHASING YOUR
POLICY: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 17)

                                                                    3 PROSPECTUS

                  The policy in brief

RIGHT TO EXAMINE
POLICY:          You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 18)
PREMIUMS:        In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or
                 annually. You may also make additional, unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code. (p. 18)
DEATH BENEFIT GUARANTEE (DBG):
                 A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 70 (or 5
                 policy years, if later). The feature is in effect if you meet certain premium requirements (p. 20)
GRACE PERIOD:    If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the DBG is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.
                 20)
REINSTATEMENT:   If your policy lapses, it can be reinstated within five years.
                 The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. The DBG cannot be reinstated.
                 (p. 21)
DEATH BENEFITS:  Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

                 You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 34)
TRANSFERS BETWEEN
THE FIXED ACCOUNT
AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 38)
POLICY LOANS:    You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan also may have tax consequences if your policy lapses or you surrender it. (p. 41)
POLICY SURRENDERS:
                 You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 43)
EXCHANGE RIGHT:  For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account.
                 (p. 44)
PAYMENT OF
POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy, or the insured dies or the policy matures. You or the beneficiary may choose whether you want us to make a lump-sum payment or payments under one or more of certain options. (p. 46)

4 PROSPECTUS

FEDERAL TAXES:   The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income.
                 Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 50)

                                                                    5 PROSPECTUS

---------------------------------
                  Key terms

                 THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full or the policy matures. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 70 (or five policy years, if later). The guarantee is in effect if you meet certain premium payment requirements.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: The premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

6 PROSPECTUS

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

- On the maturity date, proceeds will be the cash surrender value.

- On surrender of the policy, the proceeds will be the cash surrender value.

RATE CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium, you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 10 years of the policy and for 10 years after an increase in coverage.

TRUST: A unit investment trust, which is part of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

                                                                    7 PROSPECTUS

                  Key terms

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

8 PROSPECTUS

---------------------------------
                  The variable account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund, or the trust. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

                                                                    9 PROSPECTUS

------------------------------
                  The funds

You can direct your premiums to any of all of the subaccounts of the variable account that invest in shares of the following funds:

IDS LIFE SERIES FUND, INC.

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. The IDS Life Series Fund International Equity Portfolio was added on October 24, 1994. IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

IDS LIFE SERIES FUND -- EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS LIFE SERIES FUND -- INCOME PORTFOLIO

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets normally will be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS LIFE SERIES FUND -- MANAGED PORTFOLIO

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

10 PROSPECTUS

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. AIM Advisors, Inc. acts as the investment advisor for AIM Variable Insurance Funds, Inc.

AIM V.I. GROWTH AND INCOME FUND

Objective: growth of capital with a secondary objective of current income.

PUTNAM VARIABLE TRUST

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. Putnam Investment Management, Inc. ("Putnam Management") acts as the investment manager for the Putnam Variable Trust.

PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IA SHARES

Objective: long term capital appreciation. Invests principally in common stocks of companies in sectors of the economy which Putnam Management believes possesses above-average, long-term growth potential.

FUND OBJECTIVES

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives nor is there any guarantee that your policy value will equal or exceed the total premiums you paid. You can find detailed information about the funds, their investment objectives, policies and risks in the accompanying fund prospectuses. Please read these prospectuses carefully and consider, on a continuing basis, which funds best suit your long-term investment needs. Some funds involve more risk than others, so please monitor your investment.

The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other funds that the investment managers or advisors or their affiliates manage. Although the objectives and policies may be similar, the investment results of one fund may be higher or lower than the results of the other fund. The investment manager or adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even if the funds have the same investment adviser, manager or sponsor.

Shares of the funds except the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance policies, variable annuities and qualified plans. Currently the shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance only. However, in the future these shares also may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is possible that in the future it may not be an advantage for variable life insurance separate accounts, variable annuity separate accounts, and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, they should take in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity

                                                                   11 PROSPECTUS

                  The funds

and qualified plan separate accounts, the variable life insurance policy holders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

12 PROSPECTUS

---------------------------------
                  Rates of return of the fund and subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

RATES OF RETURN OF THE FUNDS:

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

PERIOD ENDING 12/31/98

                                                               10 YEARS OR
 FUND                           1 YEAR  3 YEARS   5 YEARS   SINCE COMMENCEMENT

IDS LIFE SERIES FUND, INC.

Equity Portfolio (Beta 1.16*)
(1/86)**                         9.05%   16.57%    17.64%          18.05%

Income Portfolio (1/86)**        5.46     5.63      6.41            8.91

Money Market Portfolio
(1/86)**                         5.04     4.97      4.74            5.19

Managed Portfolio (Beta 0.72*)
(1/86)**                        14.43    15.61     13.11           16.44

Government Securities
Portfolio (1/86)**               8.32     6.08      6.03            8.60

International Equity Portfolio
(10/94)**                       21.51    19.09        --           28.00

AIM VARIABLE INSURANCE FUNDS,
INC.

AIM V.I. Growth and Income
Fund (5/94)**                   27.68       --        --           22.49

PUTNAM VARIABLE TRUST

Putnam VT New Opportunities
Fund-Class IA
Shares (5/94)**                 24.38       --        --           23.19

  * Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.

 **  (Commencement date of the fund.)

                                                                   13 PROSPECTUS

                  Rates of return of the fund and subaccounts

RATES OF RETURN OF SUBACCOUNTS:

Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

We show actual performance from the date the subaccounts began investing in the funds. For some subaccounts, we do not provide any performance information because they are new and have not had any activity to date. Although we base performance figures on historical earnings, past performance is no guarantee of future results.

PERIOD ENDING 12/31/98

                                                                           SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                                                        10 YEARS
                                                                                                        OR SINCE
SUBACCOUNT  INVESTING IN                                                  1 YEAR  3 YEARS   5 YEARS   COMMENCEMENT

            IDS LIFE SERIES FUND, INC.

U           Equity Portfolio (1/86)*                                       8.08%   15.52%    16.58%       16.94%

V           Income Portfolio (1/86)*                                       4.56     4.71      5.48         7.95

W           Money Market Portfolio (1/86)*                                 4.12     4.09      3.87         4.29

X           Managed Portfolio (1/86)*                                     13.40    14.63     12.09        15.29

            Government Securities
Y           Portfolio (1/86)*                                              7.38     5.15      5.10         7.64

IL          International Equity Portfolio (10/94)*                       20.42    15.94        --        19.59

            AIM VARIABLE INSURANCE FUNDS, INC.

            AIM V.I. Growth and Income
FGI         Fund (11/96)*                                                 26.54       --        --        24.22

            PUTNAM VARIABLE TRUST

FNO         Putnam VT New Opportunities Fund- Class IA Shares (11/96)*    23.27       --        --        20.12

  *  (Commencement date of the subaccount.)

14 PROSPECTUS

---------------------------------
                  The trust

You can direct your premiums to one subaccount that invests in the SMITH BARNEY INC. STRIPPED ("ZERO COUPON") U.S. TREASURY SECURITIES FUND, SERIES A, a unit investment trust ("trust"). This trust matures in 2004.

The objective of the trust is to provide safety of capital and income through investment in a fixed portfolio consisting primarily of zero coupon securities.

Zero coupon securities are:

- bearer obligations issued by the United States Government stripped of their unmatured interest coupons;

- coupons stripped from United States debt obligations; and

- receipts and certificates for these stripped debt obligations and coupons.

Zero coupon securities are issued and sold at a deep discount from their face value. If they are held to maturity, they return full face value. Before maturity, the market prices of zero coupon securities generally are more volatile than the market prices of conventional, interest-bearing securities.

TRUST MATURITY

We will notify you in writing 30 days before the date the trust matures in 2004. You can give us written instructions seven days or more before the maturity date and tell us how you would like to reallocate the policy value allocated to the subaccount investing in the trust. If we do not receive instructions from you, we will automatically reallocate the policy value allocated to the subaccount investing in the trust to the subaccount that invests in the IDS Life Series Fund -- Money Market Portfolio.

ROLES OF SMITH BARNEY INC. AND IDS LIFE

Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager. The price of the trust's units includes a transaction charge that IDS Life pays directly to Smith Barney out of our general account assets. This charge is limited by agreement between IDS Life and Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts we pay through a daily asset charge, described under "Loads, fees and charges."

IDS Life and Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

You can find more detailed information in the current prospectus for the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

                                                                   15 PROSPECTUS

------------------------------
                  The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life bears the full investment risk of amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion.

We will not credit interest in excess of 4.5% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

16 PROSPECTUS

---------------------------------
                  Purchasing your policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: IDS Life generally will not issue a policy to persons over the insurance age of 75. We may, however, do so at our sole discretion.

RATE CLASSIFICATION: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

DEATH OF THE INSURED: If the insured dies before the policy is issued and:

- if all conditions stated in the application have not been met, IDS Life's sole liability will be to return the premium paid plus any interest earned.

- if all conditions stated in the application have been met, IDS Life's liability will be the lesser of the death benefit applied for or $500,000.

                                                                   17 PROSPECTUS

                  Purchasing your policy

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life home office or your financial advisor with a written request for cancellation:

- by the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE DBG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid the sufficient premiums to keep the DBG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

PREMIUM LIMITATIONS:

You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

18 PROSPECTUS

ALLOCATION OF PREMIUMS:

Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

                                                                   19 PROSPECTUS

---------------------------------
                  Keeping the policy in force

DEATH BENEFIT GUARANTEE

The DBG provides that your policy will remain in force until insured's age 70 (or 5 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG will stay in effect as long as:

- the sum of premiums paid; minus

- partial surrenders; minus

- any outstanding indebtedness

- equals or exceeds the minimum monthly premiums; times

- the number of months since policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the DBG in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the DBG cannot be reinstated.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

20 PROSPECTUS

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

- a written request;

- evidence satisfactory to IDS Life that the insured remains insurable;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Pennsylvania, South Carolina, Tennessee and Virginia). Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

                                                                   21 PROSPECTUS

---------------------------------
                  Loads, fees and charges

Policy charges compensate IDS Life for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge has two parts:

SALES CHARGE: 2.5% of each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The contingent deferred sales charge, discussed under "Surrender charge," below also may partially compensate these expenses.)

PREMIUM TAX CHARGE: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the death benefit guarantee charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

22 PROSPECTUS

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which you want us to take the monthly deduction;

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified; or

- you purchased the policy in Texas.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death benefit guarantee," also "Grace period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy, which depends on:

- the amount of the death benefit;

- the policy value; and

- the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE, based on the insured's sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

If you purchase your policy on or after May 1, 1991 with an initial specified amount of $350,000 or greater, your policy qualifies for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, if you purchase your policy on or after May 1, 1993 (October 1, 1993 for policies purchased in New Jersey) and before November 20, 1997, it qualifies for lower cost of insurance rates than policies purchased earlier. IDS Life modified cost of insurance rates to reflect IDS Life and industry-wide changes in mortality experience for all policies purchased on or after November 20, 1997. These modified cost of insurance rates effective November 20, 1997, do not apply to policies purchased in New Jersey.

                                                                   23 PROSPECTUS

                  Loads, fees and charges

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0036748 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

NOTE FOR MASSACHUSETTS AND MONTANA RESIDENTS

Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday.

2. POLICY FEE: $5 per month. We waive this fee for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.

3. DEATH BENEFIT GUARANTEE CHARGE: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life for the risk it assumes in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 70, whichever is later. We will not deduct the charge if the DBG is no longer in effect. For any policy month in which a waiver of monthly deduction rider pays the monthly deduction, the minimum monthly premium will be zero. (See "Death benefit guarantee," for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

CONTINGENT DEFERRED ISSUE AND ADMINISTRATIVE EXPENSE CHARGE:

Reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If you increase the specified amount of the policy, an

24 PROSPECTUS
additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

CONTINGENT DEFERRED SALES CHARGE:

Partially compensates IDS Life for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in a SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as

                                 a  X  (b + c)

where:

(a) IS THE AMOUNT OF THE INCREASE in the specified amount divided by the total specified amount after the increase;

(b) IS THE POLICY value on the date of the increase; and

(c) IS ALL PREMIUM PAYMENTS paid on or after the date of the increase.

MAXIMUM SURRENDER CHARGE:

The total surrender charge is subject to an overall upper limit or "maximum surrender charge." We will show "maximum surrender charge" for the initial specified amount in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If you increase the specified amount, an "additional maximum surrender charge" will apply. We will show the "additional maximum surrender charge" in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the DBG in effect, for several years the surrender charge generally will be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" generally will apply. If you pay premium payments at a significantly higher level, the "Maximum surrender charge" generally will apply in all years.

                                                                   25 PROSPECTUS

                  Loads, fees and charges

The following example we calculate illustrates how the surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. The specified amount is assumed to be $100,000.

a. the contingent deferred sales charge is 27.5% of premium payments up to a maximum premium amount of $1001 of premium payments and 6.5% of all premium payments in excess of $1001.

b. the contingent deferred issue and administrative expense charge is $4 per $1000 of specified amount or $400. This amount remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

c. the "maximum surrender charge" is $901. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

Assuming an annual premium payment of $900, the actual surrender charge will be the lesser of a+b or c. Here is how we calculate the actual surrender charge:

LAPSE OR SURRENDER AT
BEGINNING OF YEAR       a             b             a + b             c             SURRENDER CHARGE

           1                $247.50       $400.00           $647.50       $901.00        $647.50

           2                 327.21        400.00            727.21        901.00         727.21

           3                 385.71        400.00            785.71        901.00         785.71

           4                 444.21        400.00            844.21        901.00         844.21

           5                 502.71        400.00            902.71        901.00         901.00

           6                 561.21        400.00            961.21        901.00         901.00

           7                 619.71        320.00            939.71        720.80         720.80

           8                 678.21        240.00            918.21        540.60         540.60

           9                 736.71        160.00            896.71        360.40         360.40

          10                 795.21         80.00            875.21        180.20         180.20

          11                 853.71          0.00            853.71          0.00           0.00

From the beginning of year 6 to the end of year 10, the amounts shown in b and c decrease on a monthly basis.

26 PROSPECTUS

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount.

For example, a male age 20 with a nonsmoker rate classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a standard rate classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $44.75 multiplied by 5,000 or $223,750.

AGE                             MALE STANDARD   MALE NONSMOKER   FEMALE STANDARD   FEMALE NONSMOKER

0                                    5.44              N/A             5.13                N/A
1                                    5.40              N/A             5.11                N/A
2                                    5.45              N/A             5.14                N/A
3                                    5.50              N/A             5.18                N/A
4                                    5.55              N/A             5.22                N/A
5                                    5.61              N/A             5.27                N/A
6                                    5.67              N/A             5.31                N/A
7                                    5.73              N/A             5.36                N/A
8                                    5.81              N/A             5.42                N/A
9                                    5.88              N/A             5.47                N/A
10                                   5.96              N/A             5.53                N/A
11                                   6.05              N/A             5.60                N/A
12                                   6.14              N/A             5.66                N/A
13                                   6.23              N/A             5.73                N/A
14                                   6.33              N/A             5.81                N/A
15                                   6.43              N/A             5.88                N/A
16                                   6.52              N/A             5.96                N/A
17                                   6.62              N/A             6.04                N/A
18                                   6.72              N/A             6.13                N/A
19                                   6.82              N/A             6.22                N/A
20                                   7.47             6.61             6.61               6.19
21                                   7.60             6.70             6.72               6.29
22                                   7.74             6.81             6.84               6.38
23                                   7.89             6.92             6.97               6.48
24                                   8.05             7.04             7.10               6.59
25                                   8.22             7.16             7.24               6.71
26                                   8.41             7.30             7.39               6.83
27                                   8.61             7.45             7.54               6.95
28                                   8.82             7.60             7.70               7.09
29                                   9.05             7.77             7.88               7.23
30                                   9.29             7.94             8.06               7.38
31                                   9.55             8.13             8.25               7.54
32                                   9.83             8.33             8.46               7.70
33                                  10.12             8.54             8.67               7.88
34                                  10.44             8.77             8.90               8.07
35                                  10.77             9.01             9.14               8.26
36                                  11.12             9.26             9.39               8.47
37                                  11.49             9.53             9.66               8.69
38                                  11.88             9.81             9.94               8.92

                                                                   27 PROSPECTUS

                  Loads, fees and charges

AGE                             MALE STANDARD   MALE NONSMOKER   FEMALE STANDARD   FEMALE NONSMOKER

39                                  12.30            10.11            10.23               9.16
40                                  12.74            10.42            10.54               9.42
41                                  13.20            10.76            10.86               9.69
42                                  13.69            11.12            11.19               9.97
43                                  14.21            11.49            11.54              10.27
44                                  14.75            11.89            11.91              10.58
45                                  15.33            12.32            12.30              10.91
46                                  15.94            12.77            12.70              11.26
47                                  16.58            13.25            13.13              11.63
48                                  17.26            13.75            13.58              12.02
49                                  17.99            14.30            14.05              12.44
50                                  18.75            14.87            14.55              12.88
51                                  19.57            15.49            15.08              13.35
52                                  20.44            16.15            15.64              13.84
53                                  21.35            16.85            16.23              14.37
54                                  22.32            17.60            16.85              14.93
55                                  23.35            18.39            17.51              15.52
56                                  24.43            19.24            18.20              16.15
57                                  25.58            20.15            18.94              16.83
58                                  26.79            21.11            19.73              17.55
59                                  28.08            22.15            20.58              18.32
60                                  29.46            23.26            21.49              19.16
61                                  30.93            24.45            22.48              20.06
62                                  32.50            25.72            23.54              21.03
63                                  34.16            27.09            24.68              22.08
64                                  35.92            28.55            25.90              23.20
65                                  37.78            30.11            27.19              24.40
66                                  39.74            31.78            28.57              25.69
67                                  41.81            33.57            30.04              27.07
68                                  44.02            35.50            31.63              28.56
69                                  46.37            37.57            33.35              30.19
70                                  48.01            39.81            35.23              31.97
71                                  48.01            42.23            37.29              33.91
72                                  48.01            44.78            39.54              36.03
73                                  48.01            45.98            44.60              40.85
74                                  48.01            45.98            41.98              38.34
75                                  48.01            45.98            44.75              43.56
76                                  48.01            45.98            44.75              43.82
77                                  48.01            45.98            44.75              43.82
78                                  48.01            45.98            44.75              43.82
79                                  48.01            45.98            44.75              43.82
80                                  48.01            45.98            44.75              43.82
81                                  48.01            45.98            44.75              43.82
82                                  48.01            45.98            44.75              43.82
83                                  48.01            45.98            44.75              43.82
84                                  48.01            45.98            44.75              43.82
85                                  48.01            45.98            44.75              43.82

28 PROSPECTUS

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. IDS Life will make up any further deficit from its general assets.

TRANSACTION CHARGE

IDS Life makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Smith Barney on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. We can increase this amount in the future, but it will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Smith Barney).

                                                                   29 PROSPECTUS

                  Loads, fees and charges

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
(as a percentage of average daily net assets)

                                                        IDS LIFE
                                IDS LIFE    IDS LIFE    SERIES      IDS LIFE
                                SERIES      SERIES      FUND-       SERIES
                                FUND-       FUND-       MONEY       FUND-
                                EQUITY      INCOME      MARKET      MANAGED
                                PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO

Management fees                 0.70%       0.70%       0.50%       0.70%

12b-1                           --          --          --          --

Other expenses                  0.02        0.04        0.10        0.02

Total                           0.72%**     0.74%**     0.60%**     0.72%**

                                IDS LIFE               IDS LIFE
                                SERIES                 SERIES
                                FUND-                  FUND-              AIM
                                GOVERNMENT             INTERNATIONAL      V.I. GROWTH   PUTNAM
                                SECURITIES PORTFOLIO   EQUITY PORTFOLIO   AND           VT NEW
                                (AFTER EXPENSE         (AFTER EXPENSE     INCOME        OPPORTUNITIES FUND-
                                LIMITATION)            LIMITATION)        FUND          CLASS IA SHARES

Management fees                 0.70%                  0.95%              0.61%         0.56%

12b-1                           --                     --                 --            --

Other expenses                  0.10*                  0.10*              0.04*         0.05*

Total                           0.80%**                1.05%**            0.65%***      0.61%***

* IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.19% for IDS Life Series Fund-Government Securities Portfolio and 0.11% for IDS Life Series Fund-International Equity Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.
**  Annual operating expenses at April 30, 1998.
*** Annual operating expenses at Dec. 31, 1998.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/ or distributors for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES

IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

30 PROSPECTUS

---------------------------------
                  Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

- the portion of your initial net premium allocated to the fixed account; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

- the portion of your initial net premium allocated to the subaccount; plus

- interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

                                                                   31 PROSPECTUS

                  Policy value

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals

                              (a DIVIDED BY b) - c

where:

(a) equals:

- net asset value per share of the fund or value of a unit of the trust; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

32 PROSPECTUS

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS:
Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional purchase payments allocated to the subaccounts;

- transfers into or out of the subaccount(s);

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:

- changes in underlying fund(s) net asset value or the value of the trust;

- dividends distributed to the subaccount(s);

- capital gains or losses of underlying funds;

- fund operating expenses;

- mortality and expense risk charges; and/or

- the transaction charge for the subaccount investing in the trust.

                                                                   33 PROSPECTUS

---------------------------------
                  Death benefits

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE

INSURED'S                            APPLICABLE                           INSURED'S
ATTAINED                             PERCENTAGE OF                        ATTAINED
INSURANCE                            POLICY                               INSURANCE
AGE                                  VALUE                                AGE

40 or younger                        250%                                 61
41                                   243                                  62
42                                   236                                  63
43                                   229                                  64
44                                   222                                  65
45                                   215                                  66
46                                   209                                  67
47                                   203                                  68
48                                   197                                  69
49                                   191                                  70
50                                   185                                  71
51                                   178                                  72
52                                   171                                  73
53                                   164                                  74
54                                   157                                  75-95
55                                   150                                  96
56                                   146                                  97
57                                   142                                  98
58                                   138                                  99
59                                   134                                  100
60                                   130

APPLICABLE PERCENTAGE TABLE
INSURED'S                            APPLICABLE
ATTAINED                             PERCENTAGE OF
INSURANCE                            POLICY
AGE                                  VALUE
40 or younger                        128%
41                                   126
42                                   124
43                                   122
44                                   120
45                                   119
46                                   118
47                                   117
48                                   116
49                                   115
50                                   113
51                                   111
52                                   109
53                                   107
54                                   105
55                                   104
56                                   103
57                                   102
58                                   101
59                                   100
60

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

34 PROSPECTUS

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

 EXAMPLES:                                OPTION 1    OPTION 2

specified amount                            $100,000    $100,000

policy value                                  $5,000      $5,000

death benefit                               $100,000    $105,000

policy value increases to                     $8,000      $8,000

death benefit                               $100,000    $108,000

policy value decreases to                     $3,000      $3,000

death benefit                               $100,000    $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

- $300,000 in years six to 10; and

- $275,000 thereafter.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

                                                                   35 PROSPECTUS

                  Death benefits

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

- Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will increase.

- The minimum monthly premium will increase if the DBG is in effect.

- The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

- $350,000 in the first policy year;

- $325,000 in years two to five;

36 PROSPECTUS

- $300,000 in years six to 10; and

- $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

- Charges for certain optional insurance benefits will decrease.

- The minimum monthly premium will decrease if the DBG is in effect.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- Next from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

                                                                   37 PROSPECTUS

---------------------------------
                  Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy are allowed.

38 PROSPECTUS

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

----------------------------------------------------------------------------------------------------------
---
1
BY LETTER
                        REGULAR MAIL:                             EXPRESS MAIL:
                        IDS Life Insurance Company                IDS Life Insurance Company
                        P.O. Box 499                              733 Marquette Ave.
                        Minneapolis, MN 55440                     Minneapolis, MN 55402

----------------------------------------------------------------------------------------------------------
---
2
BY PHONE
                        Call between 7 a.m. and 6 p.m. Central Time:
                        1-800-437-0602 (toll free) or
                        (612) 671-4738 (Minneapolis)
                        TTY service for the hearing impaired:
                        1-800-285-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, IDS Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

- We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

                                                                   39 PROSPECTUS

                  Transfers between the fixed account and subaccounts

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

By investing an
equal number of
dollars each month...
you automatically
buy more units when
the per unit market
price is low...
and fewer units
when the per unit
market price is high.

HOW DOLLAR-COST AVERAGING WORKS

                                     AMOUNT      ACCUMULATION    NUMBER OF UNITS
MONTH                                INVESTED    UNIT VALUE      PURCHASED

Jan                                     $100          $20              5.00

Feb                                      100           16              6.25

Mar                                      100            9             11.11

Apr                                      100            5             20.00

May                                      100            7             14.29

June                                     100           10             10.00

July                                     100           15              6.67

Aug                                      100           20              5.00

Sept                                     100           17              5.88

Oct                                      100           12              8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

40 PROSPECTUS

---------------------------------
                  Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of valuation period during which we receive your request. (Loans by telephone are limited by $50,000.)

INTEREST RATE:

The interest rate for policy loans is 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey), we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

MINIMUM LOAN:

$500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

- In Virginia, 90% of the policy value minus surrender charges.

- In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS:

Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS:

If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.5% annual interest.

REPAYMENTS:

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

                                                                   41 PROSPECTUS

                  Policy loans

OVERDUE INTEREST:

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS:

If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s) or the trust.

A loan may terminate the DBG. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the DBG in effect.

TAXES:

If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

42 PROSPECTUS

------------------------------
                  Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require that you return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

- First from the specified amount provided by the most recent increase;

- Next from the next most recent increases successively;

- Then from the initial specified amount when the policy was issued.

                                                                   43 PROSPECTUS

                  Policy surrenders

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the method of funding the policy value will be affected.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

44 PROSPECTUS

------------------------------
                  Optional insurance benefits

You may choose to add the following benefits to your policy, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

OTHER INSURED RIDER (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term care on each eligible child.

AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65. This rider is not available in New Jersey.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (ABRTI): If the insured is terminally ill and death is expected to occur within 6 months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

                                                                   45 PROSPECTUS

---------------------------------
                  Payment of policy proceeds

Proceeds will be paid when:

- you surrender the policy;

- the insured dies; or

- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas and Colorado) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or first place them under a payment option).

PAYMENT OPTIONS:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to IDS Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds". All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income, subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in

46 PROSPECTUS
the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD   MONTHLY PAYMENT PER $1,000
(YEARS)          PLACED UNDER OPTION B

       5                   $18.32

      10                    10.06

      15                     7.34

      20                     6.00

      25                     5.22

      30                     4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount

                                                                   47 PROSPECTUS

                  Payment of policy proceeds

depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

CALENDAR YEAR OF                CALENDAR YEAR OF
PAYEE'S BIRTH      ADJUSTMENT   PAYEE'S BIRTH      ADJUSTMENT

Before 1920             0       1945-1949               6

1920-1924               1       1950-1959               7

1925-1929               2       1960-1969               8

1930-1934               3       1970-1979               9

1935-1939               4       1980-1989              10

1940-1944               5       After 1989             11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE                    LIFE INCOME PER $1,000 WITH
 PAYEE                     PAYMENTS GUARANTEED FOR
-------------------------------------------------------------------

                10 YEARS            15 YEARS           20 YEARS
           MALE       FEMALE    MALE     FEMALE    MALE     FEMALE
-------------------------------------------------------------------

   50      $4.81       $4.47    $4.74     $4.45    $4.65     $4.40

   55       5.20        4.80     5.09      4.74     4.94      4.87

   60       5.70        5.22     5.51      5.12     5.25      4.98

   65       6.35        5.77     5.98      5.58     5.54      5.32

   70       7.14        6.50     6.47      6.12     5.77      5.63

   75       8.00        7.40     6.87      6.64     5.91      5.85

DEFERRAL OF PAYMENTS:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

- the NYSE is closed (other than customary weekend and holiday closings);

48 PROSPECTUS

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

                                                                   49 PROSPECTUS

---------------------------------
                  Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS

The IRS taxes IDS Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts a part of IDS Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax IDS Life on this investment income, including realized capital gains. Therefore, IDS Life does not charge the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

50 PROSPECTUS

 SOURCE OF PROCEEDS                                 TAXABLE PORTION OF PRE-DEATH PROCEEDS
FULL SURRENDER AND MATURITY:                        Amount you receive plus any indebtedness, minus
                                                    your investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE                                               Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of:
(MODIFIED ENDOWMENTS):                              the amount you receive or policy value minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of:
(MODIFIED ENDOWMENTS):                              the amount of the loan/assignment or policy value
                                                    minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount you receive is greater
(OTHER POLICIES):                                   than your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is caused by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
(OTHER POLICIES):
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If we pay proceeds of the policy under one of the
                                                    payment options, see the "Payment option" under
                                                    "Payment of policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition

                                                                   51 PROSPECTUS

                  Federal taxes

of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of you policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after issue or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

52 PROSPECTUS

QUALIFIED RETIREMENT PLANS: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program. Rates that do not distinguish between men and women are available when required for employment-related programs in all states except Illinois, Michigan, New Jersey, South Carolina and Texas.

                                                                   53 PROSPECTUS

---------------------------------
                  IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is IDS Tower 10, Minneapolis, MN 55440.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP

IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Mar. 31, 1999 were more than $219 billion.

STATE REGULATION

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial minimum monthly premium (annualized) when they sell the policy, plus 3% of all premiums in excess of 12 times the minimum monthly premium. At the end of policy years one through 10, IDS Life pays a service fee not greater than 0.3% of the policy value, net

54 PROSPECTUS
of indebtedness. IDS Life pays additional commissions if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto vs. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. The action is brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchart and Susan Melchart vs. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21, 1997. In addition to claims that are included in the Benacquisto lawsuit, the second action includes an allegation of improper replacement of an existing IDS Life annuity contract. A subsequent class action, Richard Thorensen and Elizabeth Thorensen vs. AEFC, American Partners Life Insurance Company, American Enterprise Life Insurance Company, American Centurion Life Assurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York, was filed in the same court on October 13, 1998 alleging that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRA's) was done through deceptive marketing practices, which the company denies. Plaintiffs in each of the above actions seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individuals issues.

IDS Life and AEFC believe they have meritorious defenses to the claims raised in the lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of the above lawsuits and others filed against IDS Life should not have a material adverse effect on IDS Life's consolidated financial position.

                                                                   55 PROSPECTUS

                  IDS Life

YEAR 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the variable account. IDS Life and the variable account have no computer systems of their own but are dependent upon the systems of AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's target date for substantially completing corrective measures on business critical systems was Dec. 31, 1998. Substantial testing of these systems was targeted for completion early in 1999. AEFC currently is on track with this schedule an also is on track to finish the work on non-critical systems by June 30, 1999. The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on IDS Life's and the variable account's operations continues to be evaluated. The potential materiality of any such impact is not known at this time.

AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. These plans are being amended to include specific Year 2000 considerations and will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1998 and 1997, and for each of the three years in the period ended Dec. 31, 1998, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, V, W, X, Y, IL, FGI, FNO, and 2004V) at Dec. 31, 1998 except for the FGI and FNO subaccounts which are for each of the two years in the period ended Dec. 31, 1998 and the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by James M. Jensen, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

56 PROSPECTUS

---------------------------------
                  Management of IDS Life

                ----------------------------------------------------------------
                 DIRECTORS

DAVID R. HUBERS
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

RICHARD W. KLING
Director since February 1984; president since March 1994. Executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

PAUL F. KOLKMAN
Director since May 1984; executive vice president since March 1994; vice president, Finance from May 1984 to March 1994; vice president, AEFC, since January 1987.

JAMES A. MITCHELL
Chairman of the board since March 1994; director since July 1984; chief executive officer since November 1986; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

BARRY J. MURPHY
Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

STUART A. SEDLACEK
Director, senior vice president and chief financial officer of AEFC since January 1998; vice president, Assured Assets, AEFC from 1994 to 1997.

--------------------------------------------------------------------------------
 OFFICERS OTHER THAN DIRECTORS

JEFFREY S. HORTON
Vice president and treasurer since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies -Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

                                                                   57 PROSPECTUS

---------------------------------
                  Other fund managers

A I M ADVISORS, INC.

A I M Advisors, Inc. ("A I M") serves as the fund's investment advisor. A I M has acted as an advisor since its organization in 1976. Today, A I M, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $222 billion in assets under management at December 31, 1998.

SMITH BARNEY INC.

Smith Barney, sponsor of the trust, a Delaware corporation and a subsidiary of The Travelers Inc., is engaged in the underwriting, securities and commodities brokerage business, and is a member of the NYSE, other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. The sponsor sponsors seven open-end investment companies and three closed-end investment companies as well as a variety of unit investment trusts. The sponsor has acted as principal underwriter and managing underwriter of other investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

58 PROSPECTUS

------------------------------
                  Other information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

                                                                   59 PROSPECTUS

                  Other information

REPORTS

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

60 PROSPECTUS

---------------------------------
                  Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

- the annual rate of return of the Fund is 0%, 6% or 12%

- the cost of insurance rates and policy fees are current rates and fees for policies purchased:

    - on or after November 20, 1997;

    - on or after May 1, 1993 (October 1, 1993 for New Jersey) and before November 20, 1997;

    - before May 1, 1993 (October 1, 1993 for New Jersey); and

- the cost of insurance rates and policy fees are guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

INSURED: assumes a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 2.5% of each premium payment.

- Premium tax charge: 2.5% of each premium payment.

- Cost of insurance charge for the sex, age and rate classification for the assumed insured.

                                                                   61 PROSPECTUS

                  Policy illustrations

- Policy fee: $5 per month ($7.50 per month guaranteed maximum).

- Death benefit guaranteed charge: 1 cent per $1,000 of the current specified amount.

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy and the transaction charges of the trust. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the funds will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees, and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                      NET ANNUAL
                      RATE OF RETURN   NET ANNUAL
                      FOR              RATE OF RETURN
 GROSS ANNUAL         "GUARANTEED      FOR "CURRENT
 INVESTMENT RATE OF   COSTS ASSUMED"   COSTS ASSUMED"
 RETURN               ILLUSTRATION     ILLUSTRATION
          0%                 (1.69)%          (1.69)%
          6                   4.21             4.21
         12                  10.11            10.11

TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

62 PROSPECTUS

ILLUSTRATION                                                               POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
     ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$100,000                                                      MALE - AGE 35                        CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                          NONSMOKER                          ANNUAL PREMIUM $900
     ------------------------------------------------------------------------------------------------------------------
                                                                                                   CASH SURRENDER VALUE
                                                                  POLICY VALUE (1)(2)              (1)(2)
        PREMIUM                                                   ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
        ACCUMULATED        DEATH BENEFIT (1)(2)                   GROSS                            GROSS
END OF  WITH ANNUAL        ASSUMING HYPOTHETICAL GROSS            ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT RETURN
POLICY  INTEREST           ANNUAL INVESTMENT RETURN OF            OF                               OF
YEAR    AT 5%                 0%           6%          12%         0%         6%        12%         0%         6%        12%
----------------------------------------------------------------------------------------------------------------------------
     1        $945      $100,000     $100,000     $100,000       $608       $657       $694         $0         $0        $46
     2       1,937       100,000      100,000      100,000      1,206      1,330      1,459        479        602        732
     3       2,979       100,000      100,000      100,000      1,783      2,026      2,290        998      1,241      1,505
     4       4,073       100,000      100,000      100,000      2,341      2,742      3,195      1,496      1,898      2,351
     5       5,222       100,000      100,000      100,000      2,878      3,478      4,182      1,977      2,577      3,281

     6       6,428       100,000      100,000      100,000      3,396      4,234      5,258      2,675      3,513      4,537
     7       7,694       100,000      100,000      100,000      3,895      5,012      6,434      3,354      4,471      5,893
     8       9,024       100,000      100,000      100,000      4,373      5,810      7,717      4,012      5,450      7,356
     9      10,420       100,000      100,000      100,000      4,829      6,630      9,119      4,649      6,450      8,938
    10      11,886       100,000      100,000      100,000      5,259      7,467     10,646      5,259      7,467     10,646

    11      13,425       100,000      100,000      100,000      5,664      8,321     12,314      5,664      8,321     12,314
    12      15,042       100,000      100,000      100,000      6,044      9,195     14,136      6,004      9,195     14,136
    13      16,739       100,000      100,000      100,000      6,396     10,087     16,128      6,396     10,087     16,128
    14      18,521       100,000      100,000      100,000      6,719     10,994     18,305      6,719     10,994     18,305
    15      20,392       100,000      100,000      100,000      7,013     11,919     20,689      7,013     11,919     20,684

    16      22,356       100,000      100,000      100,000      7,272     12,858     23,297      7,272     12,858     23,297
    17      24,419       100,000      100,000      100,000      7,496     13,809     25,153      7,496     13,809     25,153
    18      26,585       100,000      100,000      100,000      7,679     14,768     29,281      7,679     14,768     29,281
    19      28,859       100,000      100,000      100,000      7,816     15,731     32,707      7,816     15,731     32,707
    20      31,247       100,000      100,000      100,000      7,905     16,697     36,467      7,905     16,697     36,467

age 60      45,102       100,000      100,000      100,000      7,422     21,390     61,691      7,422     21,390     61,691
age 65      62,785       100,000      100,000      125,819      4,830     25,402    103,130      4,830     25,402    103,130

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   63 PROSPECTUS

                  Policy illustrations

  ILLUSTRATION                                            POLICIES PURCHASED ON OR AFTER MAY 1, 1993 AND BEFORE NOVEMBER 20, 1997
          ------------------------------------------------------------------------------------------------------------------

  INITIAL SPECIFIED AMOUNT $100,000                               MALE - AGE 35                         CURRENT COSTS ASSUMED
  DEATH BENEFIT OPTION 1                                            NONSMOKER                           ANNUAL PREMIUM $900
          ------------------------------------------------------------------------------------------------------------------
              PREMIUM
              ACCUMULATED
              WITH              DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)                 CASH SURRENDER VALUE (1)(2)
  END OF      ANNUAL            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  POLICY      INTEREST          ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
  YEAR        AT 5%               0%          6%         12%          0%          6%         12%          0%          6%         12%
  ---------------------------------------------------------------------------------------------------------------------------------
           1       $945     $100,000    $100,000    $100,000        $605        $648        $691          $0          $0         $43
           2      1,937      100,000     100,000     100,000       1,200       1,323       1,452         473         596         725
           3      2,979      100,000     100,000     100,000       1,775       2,017       2,280         989       1,231       1,494
           4      4,073      100,000     100,000     100,000       2,329       2,729       3,181       1,485       1,885       2,337
           5      5,222      100,000     100,000     100,000       2,864       3,461       4,163       1,963       2,560       3,262

           6      6,428      100,000     100,000     100,000       3,379       4,214       5,234       2,659       3,493       4,513
           7      7,694      100,000     100,000     100,000       3,876       4,988       6,404       3,335       4,447       5,864
           8      9,024      100,000     100,000     100,000       4,351       5,782       7,681       3,990       5,422       8,894
           9     10,420      100,000     100,000     100,000       4,802       6,595       9,074       4,622       6,415       9,591
          10     11,886      100,000     100,000     100,000       5,227       7,425      10,591       5,227       7,425      10,591

          11     13,425      100,000     100,000     100,000       5,627       8,272      12,247       5,627       8,272      12,247
          12     15,042      100,000     100,000     100,000       6,001       9,138      14,057       6,001       9,138      14,057
          13     16,739      100,000     100,000     100,000       6,349      10,021      16,036       6,349      10,021      16,036
          14     18,521      100,000     100,000     100,000       6,666      10,920      18,198       6,666      10,920      18,198
          15     20,392      100,000     100,000     100,000       6,953      11,834      21,563       6,953      11,834      20,563

          16     22,356      100,000     100,000     100,000       7,205      12,761      23,150       7,205      12,761      23,150
          17     24,419      100,000     100,000     100,000       7,421      13,699      25,983       7,421      13,699      25,983
          18     26,585      100,000     100,000     100,000       7,597      14,645      29,086       7,597      14,645      29,086
          19     28,859      100,000     100,000     100,000       7,726      15,594      33,485       7,726      15,594      32,485
          20     31,247      100,000     100,000     100,000       7,806      16,543      36,213       7,806      16,543      36,213

      age 60     45,102      100,000     100,000     100,000       7,274      21,139      61,221       7,274      21,139      61,221
      age 65     62,785      100,000     100,000     124,847       4,629      25,020     102,334       4,629      25,020     102,334

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

64 PROSPECTUS

ILLUSTRATION
        ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT $100,000                               MALE - AGE 35                       GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                            NONSMOKER                         ANNUAL PREMIUM $900
        ------------------------------------------------------------------------------------------------------------------
            PREMIUM
            ACCUMULATED
            WITH             DEATH BENEFIT(1)(2)                POLICY VALUE(1)(2)                  CASH SURRENDER VALUE(1)(2)
END OF      ANNUAL           ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
POLICY      INTEREST         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
YEAR        AT 5%               0%          6%         12%          0%          6%         12%          0%          6%         12%
---------------------------------------------------------------------------------------------------------------------------------
         1      $945      $100,000    $100,000    $100,000        $575        $617        $659          $0          $0         $11
         2     1,937       100,000     100,000     100,000       1,141       1,261       1,386         414         533         658
         3     2,979       100,000     100,000     100,000       1,687       1,921       2,175         901       1,135       1,389
         4     4,073       100,000     100,000     100,000       2,213       2,598       3,033       1,369       1,754       2,189
         5     5,222       100,000     100,000     100,000       2,720       3,293       3,968       1,819       2,392       3,067

         6     6,428       100,000     100,000     100,000       3,196       3,996       4,976       2,475       3,275       4,255
         7     7,694       100,000     100,000     100,000       3,654       4,718       6,076       3,113       4,178       5,535
         8     9,024       100,000     100,000     100,000       4,082       5,450       7,267       3,722       5,089       6,906
         9    10,420       100,000     100,000     100,000       4,493       6,203       8,570       4,313       6,022       8,390
        10    11,886       100,000     100,000     100,000       4,876       6,966       9,986       4,876       6,966       9,986

        11    13,425       100,000     100,000     100,000       5,231       7,742      11,527       5,231       7,742      11,527
        12    15,042       100,000     100,000     100,000       5,559       8,531      13,208       5,559       8,531      13,208
        13    16,739       100,000     100,000     100,000       5,849       9,323      15,034       5,849       9,323      15,034
        14    18,521       100,000     100,000     100,000       6,114      10,129      17,030       6,114      10,129      17,030
        15    20,392       100,000     100,000     100,000       6,341      10,940      19,206       6,341      10,940      19,206

        16    22,356       100,000     100,000     100,000       6,521      11,745      21,573       6,521      11,745      21,573
        17    24,419       100,000     100,000     100,000       6,667      12,557      24,163       6,667      12,557      24,163
        18    26,585       100,000     100,000     100,000       6,766      13,364      26,993       6,766      13,364      26,993
        19    28,859       100,000     100,000     100,000       6,809      14,158      30,082       6,809      14,158      30,082
        20    31,247       100,000     100,000     100,000       6,786      14,929      33,454       6,786      14,929      33,454

    age 60    45,102       100,000     100,000     100,000       5,533      18,272      55,886       5,533      18,272      55,863
    age 65    62,785       100,000     100,000     113,155       1,437      19,813      92,750       1,437      19,813      92,750

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   65 PROSPECTUS

                  Policy illustrations

ILLUSTRATION                                                                        POLICIES PURCHASED BEFORE MAY 1, 1993
        ------------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT $100,000                               MALE - AGE 35                       CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                            NONSMOKER                         ANNUAL PREMIUM $900
        ------------------------------------------------------------------------------------------------------------------
            PREMIUM
            ACCUMULATED
            WITH             DEATH BENEFIT(1)(2)                POLICY VALUE(1)(2)                  CASH SURRENDER VALUE(1)(2)
END OF      ANNUAL           ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
POLICY      INTEREST         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
YEAR        AT 5%               0%          6%         12%          0%          6%         12%          0%          6%         12%
---------------------------------------------------------------------------------------------------------------------------------
         1      $945      $100,000    $100,000    $100,000        $605        $648        $691          $0          $0         $43
         2     1,937       100,000     100,000     100,000       1,200       1,323       1,452         473         596         725
         3     2,979       100,000     100,000     100,000       1,775       2,017       2,280         989       1,231       1,494
         4     4,073       100,000     100,000     100,000       2,329       2,729       3,181       1,485       1,885       2,337
         5     5,222       100,000     100,000     100,000       2,864       3,461       4,163       1,963       2,560       3,262

         6     6,428       100,000     100,000     100,000       3,368       4,202       5,222       2,647       3,481       4,501
         7     7,694       100,000     100,000     100,000       3,853       4,964       6,379       3,312       4,424       5,839
         8     9,024       100,000     100,000     100,000       4,309       5,737       7,633       3,948       5,377       7,273
         9    10,420       100,000     100,000     100,000       4,746       6,534       9,006       4,566       6,354       8,826
        10    11,886       100,000     100,000     100,000       5,155       7,343      10,500       5,155       7,343      10,500

        11    13,425       100,000     100,000     100,000       5,536       8,167      12,127       5,536       8,167      12,127
        12    15,042       100,000     100,000     100,000       5,890       9,006      13,902       5,890       9,006      13,902
        13    16,739       100,000     100,000     100,000       6,206       9,850      15,932       6,206       9,850      15,832
        14    18,521       100,000     100,000     100,000       6,495      10,712      17,945       6,495      10,712      17,945
        15    20,392       100,000     100,000     100,000       6,747      11,581      20,250       6,747      11,581      20,250

        16    22,356       100,000     100,000     100,000       6,964      12,458      22,769       6,964      12,458      22,769
        17    24,419       100,000     100,000     100,000       7,134      13,334      25,519       7,134      13,334      25,519
        18    26,585       100,000     100,000     100,000       7,258      14,210      28,526       7,258      14,210      28,526
        19    28,859       100,000     100,000     100,000       7,325      15,076      31,813       7,325      15,076      31,813
        20    31,247       100,000     100,000     100,000       7,327      15,923      35,405       7,327      15,923      35,405

    age 60    45,102       100,000     100,000     100,000       6,474      19,997      58,664       6,474      19,997      58,664
    age 65    62,785       100,000     100,000     110,666       3,077      22,796      90,710       3,077      22,796      90,710

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

66 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE INSURANCE POLICY

ANNUAL FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  REPORT OF INDEPENDENT AUDITORS

                  The Board of Directors
                  IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, V, W, X, Y, IL, FGI, FNO, and 2004V) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the FGI and FNO subaccounts which are for each of the two years in the period ended December 31, 1998 and the period November 22, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 with the affiliated and unaffiliated mutual fund managers and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts at December 31, 1998, and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
March 12, 1999

                                                                   67 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF NET ASSETS                             YEAR ENDED DEC. 31, 1998

                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------
ASSETS                                         U             V            W            X             Y
-----------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
portfolios and units of the trust:
  at cost...............................  $754,516,686  $82,802,098  $34,738,056  $468,110,128  $12,327,341
                                          -----------------------------------------------------------------
  at market value.......................  $890,343,198  $82,794,183  $34,738,024  $561,662,445  $12,591,497
Dividends receivable....................            --      453,912      136,251            --       52,544
Accounts receivable from IDS Life for
contract purchase payments..............        29,608      142,868       63,093       104,584       24,281
Receivable from mutual funds, portfolios
and the trust for share redemptions.....       647,792           --           --       322,897           --
-----------------------------------------------------------------------------------------------------------
Total assets............................   891,020,598   83,390,963   34,937,368   562,089,926   12,668,322
-----------------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
Mortality and expense risk fee..........       677,400       62,775       26,167       427,481        9,406
Transaction charge......................            --           --           --            --           --
Payable to mutual funds, portfolios and
the trust for investments purchased.....            --      534,005      173,177            --       67,419
-----------------------------------------------------------------------------------------------------------
Total liabilities.......................       677,400      596,780      199,344       427,481       76,825
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period........  $890,343,198  $82,794,183  $34,738,024  $561,662,445  $12,591,497
-----------------------------------------------------------------------------------------------------------
ACCUMULATION UNITS OUTSTANDING..........   205,971,122   36,389,966   21,082,168   139,808,650    5,728,665
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER ACCUMULATION UNIT...  $       4.32  $      2.28  $      1.65  $       4.02  $      2.20
-----------------------------------------------------------------------------------------------------------

                                                      SEGREGATED ASSET SUBACCOUNTS                  COMBINED
                                          -----------------------------------------------------     VARIABLE
ASSETS                                         IL           FGI           FNO          2004V        ACCOUNT
----------------------------------------  ---------------------------------------------------------------------
Investments in shares of mutual funds,
portfolios and units of the trust:
  at cost...............................  $205,977,181  $132,651,504  $109,927,003  $ 6,496,286  $1,807,546,283

                                          ---------------------------------------------------------------------
  at market value.......................  $242,624,735  $161,862,311  $136,226,674  $10,453,926  $2,133,296,993
Dividends receivable....................            --            --            --           --         642,707
Accounts receivable from IDS Life for
contract purchase payments..............       120,600       144,696       171,285        6,264         807,279
Receivable from mutual funds, portfolios
and the trust for share redemptions.....        63,288            --            --           --       1,033,977
----------------------------------------  ---------------------------------------------------------------------
Total assets............................   242,808,623   162,007,007   136,397,959   10,460,190   2,135,780,956
----------------------------------------  ---------------------------------------------------------------------
LIABILITIES
----------------------------------------  ---------------------------------------------------------------------
Payable to IDS Life for:
Mortality and expense risk fee..........       183,888       119,796       101,125        8,129       1,616,167
Transaction charge......................            --            --            --        2,258           2,258
Payable to mutual funds, portfolios and
the trust for investments purchased.....            --       144,696       171,285        6,264       1,096,846
----------------------------------------  ---------------------------------------------------------------------
Total liabilities.......................       183,888       264,492       272,410       16,651       2,715,271
----------------------------------------  ---------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period........  $242,624,735  $161,742,515  $136,125,549  $10,443,539  $2,133,065,685
----------------------------------------  ---------------------------------------------------------------------
ACCUMULATION UNITS OUTSTANDING..........   114,891,933   102,425,500    92,520,119    3,446,619
----------------------------------------  ---------------------------------------------------------------------
NET ASSET VALUE PER ACCUMULATION UNIT...  $       2.11  $       1.58  $       1.47  $      3.03
----------------------------------------  ---------------------------------------------------------------------

See accompanying notes to financial statements.

68 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                              YEAR ENDED DEC. 31,1998

                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -------------------------------------------------------------
INVESTMENT INCOME                              U            V           W            X           Y
-------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $127,552,190  $5,482,824  $1,502,154  $44,064,797  $  651,047
-------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee..........     7,017,729     673,510     274,445    4,505,632      95,855
Transaction charge......................            --          --          --           --          --
-------------------------------------------------------------------------------------------------------
Total expenses..........................     7,017,729     673,510     274,445    4,505,632      95,855
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........   120,534,461   4,809,314   1,227,709   39,559,165     555,192
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................     9,112,329   2,569,475  12,888,386    3,977,679   2,869,520
Cost of investments sold................     7,404,017   2,534,204  12,888,474    3,476,801   2,821,030
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.............................     1,708,312      35,271         (88)     500,878      48,490
Net change in unrealized appreciation or
depreciation of investments.............   (54,778,267) (1,588,877)         50   24,071,107     143,444
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments..........   (53,069,955) (1,553,606)        (38)  24,571,985     191,934
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $ 67,464,506  $3,255,708  $1,227,671  $64,131,150  $  747,126
-------------------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS               COMBINED
                                          -------------------------------------------------    VARIABLE
INVESTMENT INCOME                             IL           FGI          FNO        2004V       ACCOUNT
----------------------------------------  ---------------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $10,109,537  $ 2,141,220  $   962,047  $       --  $192,465,816
----------------------------------------  ---------------------------------------------------------------
Expenses:
Mortality and expense risk fee..........    1,923,842      894,291      771,763      70,451    16,227,518
Transaction charge......................           --           --           --      25,415        25,415
----------------------------------------  ---------------------------------------------------------------
Total expenses..........................    1,923,842      894,291      771,763      95,866    16,252,933
----------------------------------------  ---------------------------------------------------------------
Investment income (loss) -- net.........    8,185,695    1,246,929      190,284     (95,866)  176,212,883
----------------------------------------  ---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
----------------------------------------  ---------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................    1,835,092      352,149          285   1,237,707    34,842,622
Cost of investments sold................    1,688,869      309,487          297     800,049    31,923,228
----------------------------------------  ---------------------------------------------------------------
Net realized gain (loss) on
investments.............................      146,223       42,662          (12)    437,658     2,919,394
Net change in unrealized appreciation or
depreciation of investments.............   27,604,400   26,122,797   21,170,328     694,437    43,439,419
----------------------------------------  ---------------------------------------------------------------
Net gain (loss) on investments..........   27,750,623   26,165,459   21,170,316   1,132,095    46,358,813
----------------------------------------  ---------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $35,936,318  $27,412,388  $21,360,600  $1,036,229  $222,571,696
----------------------------------------  ---------------------------------------------------------------

See accompanying notes to financial statements.

                                                                   69 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1997

                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -------------------------------------------------------------
INVESTMENT INCOME                              U            V           W            X           Y
-------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $ 23,181,667  $4,276,019  $1,234,742  $38,138,777  $  636,103
-------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee..........     5,566,619     541,604     223,384    3,575,194      86,117
Transaction charge......................            --          --          --           --          --
-------------------------------------------------------------------------------------------------------
Total expenses..........................     5,566,619     541,604     223,384    3,575,194      86,117
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........    17,615,048   3,734,415   1,011,358   34,563,583     549,986
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................     5,074,599   3,857,257   9,523,185    2,995,867   3,337,156
Cost of investments sold................     4,025,924   3,771,946   9,523,329    2,544,758   3,359,081
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.............................     1,048,675      85,311        (144)     451,109     (21,925)
Net change in unrealized appreciation or
depreciation of investments.............    96,070,257     286,967         141   24,614,820     182,848
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments..........    97,118,932     372,278          (3)  25,065,929     160,923
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $114,733,980  $4,106,693  $1,011,355  $59,629,512  $  710,909
-------------------------------------------------------------------------------------------------------

                                                   SEGREGATED ASSET SUBACCOUNTS             COMBINED
                                          ----------------------------------------------    VARIABLE
INVESTMENT INCOME                             IL         FGI         FNO        2004V       ACCOUNT
----------------------------------------  ------------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $4,413,548  $   62,316  $       --  $       --  $ 71,943,172
----------------------------------------  ------------------------------------------------------------
Expenses:
Mortality and expense risk fee..........   1,238,582     190,159     206,714     109,628    11,738,001
Transaction charge......................          --          --          --      24,094        24,094
----------------------------------------  ------------------------------------------------------------
Total expenses..........................   1,238,582     190,159     206,714     133,722    11,762,095
----------------------------------------  ------------------------------------------------------------
Investment income (loss) -- net.........   3,174,966    (127,843)   (206,714)   (133,722)   60,181,077
----------------------------------------  ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
----------------------------------------  ------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................     668,935          --          --   2,237,691    27,694,690
Cost of investments sold................     630,427          --          --   1,587,437    25,442,902
----------------------------------------  ------------------------------------------------------------
Net realized gain (loss) on
investments.............................      38,508          --          --     650,254     2,251,788
Net change in unrealized appreciation or
depreciation of investments.............   2,355,317   3,092,969   5,147,244     385,145   132,135,708
----------------------------------------  ------------------------------------------------------------
Net gain (loss) on investments..........   2,393,825   3,092,969   5,147,244   1,035,399   134,387,496
----------------------------------------  ------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $5,568,791  $2,965,126  $4,940,530  $  901,677  $194,568,573
----------------------------------------  ------------------------------------------------------------

See accompanying notes to financial statements.

70 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1996

                                                          SEGREGATED ASSET SUBACCOUNTS
                                          -------------------------------------------------------------
INVESTMENT INCOME                              U            V           W            X           Y
-------------------------------------------------------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $66,883,373  $ 3,233,159  $  611,169  $21,120,183  $  532,217
-------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee..........    3,754,636      437,113     114,838    2,565,481     103,203
Transaction charge......................           --           --          --           --          --
-------------------------------------------------------------------------------------------------------
Total expenses..........................    3,754,636      437,113     114,838    2,565,481     103,203
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........   63,128,737    2,796,046     496,331   18,554,702     429,014
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
-------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................    2,580,239    3,501,950   6,220,752    1,852,115   1,415,835
Cost of investments sold................    1,907,065    3,439,003   6,220,842    1,633,941   1,428,871
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments.............................      673,174       62,947         (90)     218,174     (13,036)
Net change in unrealized appreciation or
depreciation of investments.............    5,691,003   (1,319,174)        (94)  17,604,775    (403,974)
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments..........    6,364,177   (1,256,227)       (184)  17,822,949    (417,010)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $69,492,914  $ 1,539,819  $  496,147  $36,377,651  $   12,004
-------------------------------------------------------------------------------------------------------

                                                SEGREGATED ASSET SUBACCOUNTS           COMBINED
                                          -----------------------------------------    VARIABLE
INVESTMENT INCOME                             IL       FGI*      FNO*      2004V       ACCOUNT
----------------------------------------  -------------------------------------------------------
Dividend income from mutual funds,
portfolios and the trust................  $6,174,491  $ 8,263  $     --  $       --  $ 98,562,855
----------------------------------------  -------------------------------------------------------
Expenses:
Mortality and expense risk fee..........     553,611      576     1,042      92,437     7,622,937
Transaction charge......................          --       --        --      25,675        25,675
----------------------------------------  -------------------------------------------------------
Total expenses..........................     553,611      576     1,042     118,112     7,648,612
----------------------------------------  -------------------------------------------------------
Investment income (loss) -- net.........   5,620,880    7,687    (1,042)   (118,112)   90,914,243
----------------------------------------  -------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET
----------------------------------------  -------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual funds, portfolios
and the trust:
Proceeds from sales.....................          --       --        --   1,466,047    17,036,938
Cost of investments sold................          --       --        --   1,083,250    15,712,972
----------------------------------------  -------------------------------------------------------
Net realized gain (loss) on
investments.............................          --       --        --     382,797     1,323,966
Net change in unrealized appreciation or
depreciation of investments.............   2,374,285   (4,959)  (17,901)   (460,529)   23,463,432
----------------------------------------  -------------------------------------------------------
Net gain (loss) on investments..........   2,374,285   (4,959)  (17,901)    (77,732)   24,787,398
----------------------------------------  -------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............  $7,995,165  $ 2,728  $(18,943) $ (195,844) $115,701,641
----------------------------------------  -------------------------------------------------------

*For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31,
1996.
See accompanying notes to financial statements.

                                                                   71 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1998

                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------
OPERATIONS                                     U             V            W            X             Y
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........  $120,534,461  $ 4,809,314  $ 1,227,709  $ 39,559,165  $   555,192
Net realized gain (loss) on
investments.............................     1,708,312       35,271          (88)      500,878       48,490
Net change in unrealized appreciation or
depreciation of investments.............   (54,778,267)  (1,588,877)          50    24,071,107      143,444
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............    67,464,506    3,255,708    1,227,671    64,131,150      747,126
-----------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Contract purchase payments..............   131,410,140   16,568,072   22,533,012    77,494,858    3,068,352
Net transfers*..........................    34,512,161    4,116,034  (12,918,560)   18,929,696       53,255
Transfers for policy loans..............    (9,132,065)    (674,976)     (55,561)   (4,854,390)     (80,357)
Policy charges..........................   (33,270,686)  (4,896,101)  (3,021,126)  (23,227,333)    (899,151)
Contract terminations:
Surrender benefits......................   (23,336,785)  (1,937,895)  (1,277,678)  (15,414,416)    (327,256)
Death benefits..........................    (2,020,055)    (233,686)     (20,106)   (1,378,719)     (72,670)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions............................    98,162,710   12,941,448    5,239,981    51,549,696    1,742,173
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of year.........   724,715,982   66,597,027   28,270,372   445,981,599   10,102,198
-----------------------------------------------------------------------------------------------------------
Net assets at end of year...............  $890,343,198  $82,794,183  $34,738,024  $561,662,445  $12,591,497
-----------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT ACTIVITY
-----------------------------------------------------------------------------------------------------------
Units outstanding at beginning of
year....................................   181,225,095   30,615,038   17,863,880   125,875,176    4,935,518
Contracts purchase payments.............    33,079,510    7,413,809   13,938,851    20,914,302    1,443,628
Net transfers*..........................     8,570,310    1,826,332   (8,013,780)    5,128,103         (294)
Transfers for policy loans..............    (2,227,458)    (301,509)     (34,006)   (1,313,581)     (37,323)
Policy charges..........................    (8,392,023)  (2,191,418)  (1,868,460)   (6,275,456)    (423,666)
Contract terminations:
Surrender benefits......................    (5,791,106)    (867,738)    (791,849)   (4,147,133)    (154,579)
Death benefits..........................      (493,206)    (104,548)     (12,468)     (372,761)     (34,619)
-----------------------------------------------------------------------------------------------------------
Units outstanding at end of year........   205,971,122   36,389,966   21,082,168   139,808,650    5,728,665
-----------------------------------------------------------------------------------------------------------

                                                      SEGREGATED ASSET SUBACCOUNTS                  COMBINED
                                          -----------------------------------------------------     VARIABLE
OPERATIONS                                     IL           FGI           FNO          2004V        ACCOUNT
----------------------------------------  ---------------------------------------------------------------------
Investment income (loss) -- net.........  $  8,185,695  $  1,246,929  $    190,284  $   (95,866)    176,212,883
Net realized gain (loss) on
investments.............................       146,223        42,662           (12)     437,658       2,919,394
Net change in unrealized appreciation or
depreciation of investments.............    27,604,400    26,122,797    21,170,328      694,437      43,439,419
----------------------------------------  ---------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............    35,936,318    27,412,388    21,360,600    1,036,229     222,571,696
----------------------------------------  ---------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------  ---------------------------------------------------------------------
Contract purchase payments..............    43,374,689    38,889,216    33,203,965    1,188,404     367,730,708
Net transfers*..........................    14,647,773    51,456,625    38,403,499     (494,072)    148,706,411
Transfers for policy loans..............    (2,119,714)     (594,550)     (793,889)    (110,294)    (18,415,796)
Policy charges..........................    (8,039,269)   (5,030,171)   (4,074,024)    (580,108)    (83,037,969)
Contract terminations:
Surrender benefits......................    (5,022,065)   (1,558,456)   (1,507,870)    (268,924)    (50,651,345)
Death benefits..........................      (398,029)     (120,690)      (87,018)     (72,835)     (4,403,808)
----------------------------------------  ---------------------------------------------------------------------
Increase (decrease) from contract
transactions............................    42,443,385    83,041,974    65,144,663     (337,829)    359,928,201
----------------------------------------  ---------------------------------------------------------------------
Net assets at beginning of year.........   164,245,032    51,288,153    49,620,286    9,745,139   1,550,565,788
----------------------------------------  ---------------------------------------------------------------------
Net assets at end of year...............  $242,624,735  $161,742,515  $136,125,549  $10,443,539  $2,133,065,685
----------------------------------------  ---------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------  ---------------------------------------------------------------------
Units outstanding at beginning of
year....................................    93,664,100    41,101,142    41,573,554    3,567,591
Contracts purchase payments.............    21,932,881    28,706,679    26,100,519      411,025
Net transfers*..........................     7,154,080    37,992,736    29,942,354     (174,863)
Transfers for policy loans..............    (1,072,377)     (441,852)     (628,537)     (37,757)
Policy charges..........................    (4,060,677)   (3,704,506)   (3,213,466)    (199,789)
Contract terminations:
Surrender benefits......................    (2,527,911)   (1,141,804)   (1,184,846)     (94,039)
Death benefits..........................      (198,163)      (86,895)      (69,459)     (25,549)
----------------------------------------  -----------------------------------------------------
Units outstanding at end of year........   114,891,933   102,425,500    92,520,119    3,446,619
----------------------------------------  -----------------------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
See accompanying notes to financial statements.

72 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1997

                                                            SEGREGATED ASSET SUBACCOUNTS
                                          -----------------------------------------------------------------
OPERATIONS                                     U             V            W            X             Y
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........  $ 17,615,048  $ 3,734,415  $ 1,011,358  $ 34,563,583  $   549,986
Net realized gain (loss) on
investments.............................     1,048,675       85,311         (144)      451,109      (21,925)
Net change in unrealized appreciation or
depreciation of investments.............    96,070,257      286,967          141    24,614,820      182,848
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............   114,733,980    4,106,693    1,011,355    59,629,512      710,909
-----------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Contract purchase payments..............   123,570,339   15,053,091   17,423,616    72,845,044    2,402,678
Net transfers*..........................    33,103,308     (239,083)  (4,227,737)   21,193,067     (810,517)
Transfers for policy loans..............    (8,713,893)    (546,324)    (290,773)   (5,307,297)    (111,242)
Policy charges..........................   (29,122,591)  (4,215,454)  (2,208,148)  (20,456,659)    (809,036)
Contract terminations:
Surrender benefits......................   (18,607,496)  (1,766,331)    (792,989)  (11,491,981)    (418,878)
Death benefits..........................    (1,276,530)    (247,537)     (55,408)   (1,781,799)     (63,523)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions............................    98,953,137    8,038,362    9,848,561    55,000,375      189,482
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of year.........   511,028,865   54,451,972   17,410,456   331,351,712    9,201,807
-----------------------------------------------------------------------------------------------------------
Net assets at end of year...............  $724,715,982  $66,597,027  $28,270,372  $445,981,599  $10,102,198
-----------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
-----------------------------------------------------------------------------------------------------------
Units outstanding at beginning of
year....................................   153,373,376   26,774,670   11,458,041   109,309,116    4,856,455
Contract purchase payments..............    34,678,477    7,178,911   11,237,391    22,016,619    1,231,725
Net transfers*..........................     9,264,513     (114,293)  (2,674,428)    6,349,838     (435,528)
Transfers for policy loans..............    (2,427,763)    (259,393)    (188,211)   (1,607,411)     (56,371)
Policy charges..........................    (8,157,111)  (2,008,118)  (1,421,377)   (6,182,237)    (415,413)
Contract terminations:
Surrender benefits......................    (5,158,329)    (837,375)    (511,680)   (3,467,220)    (212,344)
Death benefits..........................      (348,068)    (119,364)     (35,856)     (543,529)     (33,006)
-----------------------------------------------------------------------------------------------------------
Units outstanding at end of year........   181,225,095   30,615,038   17,863,880   125,875,176    4,935,518
-----------------------------------------------------------------------------------------------------------

                                                     SEGREGATED ASSET SUBACCOUNTS                 COMBINED
                                          ---------------------------------------------------     VARIABLE
OPERATIONS                                     IL           FGI          FNO         2004V        ACCOUNT
----------------------------------------  -------------------------------------------------------------------
Investment income (loss) -- net.........  $  3,174,966  $  (127,843) $  (206,714) $  (133,722) $   60,181,077
Net realized gain (loss) on
investments.............................        38,508           --           --      650,254       2,251,788
Net change in unrealized appreciation or
depreciation of investments.............     2,355,317    3,092,969    5,147,244      385,145     132,135,708
----------------------------------------  -------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............     5,568,791    2,965,126    4,940,530      901,677     194,568,573
----------------------------------------  -------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------  -------------------------------------------------------------------
Contract purchase payments..............    42,899,371   13,841,301   13,991,080    1,264,809     303,291,329
Net transfers*..........................    27,901,000   34,880,409   30,282,735   (1,577,359)    140,505,823
Transfers for policy loans..............    (1,682,789)    (200,323)    (223,063)     (94,962)    (17,170,666)
Policy charges..........................    (6,477,870)  (1,233,735)  (1,274,804)    (611,744)    (66,410,041)
Contract terminations:
Surrender benefits......................    (2,719,919)    (246,589)    (436,800)    (371,697)    (36,852,680)
Death benefits..........................      (279,136)      (8,789)      (9,988)      (7,346)     (3,730,056)
----------------------------------------  -------------------------------------------------------------------
Increase (decrease) from contract
transactions............................    59,640,657   47,032,274   42,329,160   (1,398,299)    319,633,709
----------------------------------------  -------------------------------------------------------------------
Net assets at beginning of year.........    99,035,584    1,290,753    2,350,596   10,241,761   1,036,363,506
----------------------------------------  -------------------------------------------------------------------
Net assets at end of year...............  $164,245,032  $51,288,153  $49,620,286  $ 9,745,139  $1,550,565,788
----------------------------------------  -------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------------------------------------
Units outstanding at beginning of
year....................................    59,452,809    1,288,668    2,406,142    4,120,643
Contract purchase payments..............    24,446,022   11,617,761   12,833,138      497,391
Net transfers*..........................    16,110,287   29,596,543   28,094,106     (624,993)
Transfers for policy loans..............      (959,477)    (167,885)    (203,109)     (37,033)
Policy charges..........................    (3,690,168)  (1,026,899)  (1,156,378)    (239,813)
Contract terminations:
Surrender benefits......................    (1,538,186)    (199,141)    (390,852)    (145,736)
Death benefits..........................      (157,187)      (7,905)      (9,493)      (2,868)
----------------------------------------  ---------------------------------------------------
Units outstanding at end of year........    93,664,100   41,101,142   41,573,554    3,567,591
----------------------------------------  ---------------------------------------------------

*Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
See accompanying notes to financial statements.

                                                                   73 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1996

                                                            SEGREGATED ASSET SUBACCOUNTS
                                          ----------------------------------------------------------------
OPERATIONS                                     U             V            W            X            Y
----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net.........  $ 63,128,737  $ 2,796,046  $   496,331  $ 18,554,702  $  429,014
Net realized gain (loss) on
investments.............................       673,174       62,947          (90)      218,174     (13,036)
Net change in unrealized appreciation or
depreciation of investments.............     5,691,003   (1,319,174)         (94)   17,604,775    (403,974)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............    69,492,914    1,539,819      496,147    36,377,651      12,004
----------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Contract purchase payments..............   105,961,565   13,310,365    9,046,621    66,518,941   2,145,072
Net transfers*..........................    66,015,408    3,722,805   (1,205,578)   22,431,178     692,739
Transfers for policy loans..............    (6,244,169)    (355,098)      27,139    (3,900,647)    (80,185)
Policy charges..........................   (23,329,445)  (3,771,136)  (1,130,174)  (17,570,432)   (802,276)
Contract terminations:
Surrender benefits......................   (14,981,757)  (1,611,110)    (450,677)  (10,189,903)   (266,418)
Death benefits..........................      (952,889)    (205,738)     (28,391)     (652,571)    (45,597)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions............................   126,468,713   11,090,088    6,258,940    56,636,566   1,643,335
----------------------------------------------------------------------------------------------------------
Net assets at beginning of year.........   315,067,238   41,822,065   10,655,369   238,337,495   7,546,468
----------------------------------------------------------------------------------------------------------
Net assets at end of year...............  $511,028,865  $54,451,972  $17,410,456  $331,351,712  $9,201,807
----------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------
Units outstanding at beginning of
year....................................   112,397,698   21,093,984    7,292,031    89,225,571   3,992,247
Contract purchase payments..............    34,307,830    6,801,860    6,064,251    23,599,318   1,157,301
Net transfers*..........................    21,380,545    1,912,837     (839,017)    7,943,928     352,919
Transfers for policy loans..............    (2,016,634)    (182,651)      18,550    (1,382,862)    (43,801)
Policy charges..........................    (7,542,639)  (1,925,848)    (757,352)   (6,225,537)   (432,937)
Contract terminations:
Surrender benefits......................    (4,851,362)    (820,422)    (301,100)   (3,621,740)   (144,876)
Death benefits..........................      (302,062)    (105,090)     (19,322)     (229,562)    (24,398)
----------------------------------------------------------------------------------------------------------
Units outstanding at end of year........   153,373,376   26,774,670   11,458,041   109,309,116   4,856,455
----------------------------------------------------------------------------------------------------------

                                                    SEGREGATED ASSET SUBACCOUNTS               COMBINED
                                          ------------------------------------------------     VARIABLE
OPERATIONS                                    IL         FGI**       FNO**        2004V        ACCOUNT
----------------------------------------  ----------------------------------------------------------------
Investment income (loss) -- net.........  $ 5,620,880  $    7,687  $   (1,042) $  (118,112) $   90,914,243
Net realized gain (loss) on
investments.............................           --          --          --      382,797       1,323,966
Net change in unrealized appreciation or
depreciation of investments.............    2,374,285      (4,959)    (17,901)    (460,529)     23,463,432
----------------------------------------  ----------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............    7,995,165       2,728     (18,943)    (195,844)    115,701,641
----------------------------------------  ----------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------------------
Contract purchase payments..............   28,312,012     143,703     362,548    1,608,506     227,409,333
Net transfers*..........................   43,320,118   1,148,866   2,017,177     (554,960)    137,587,753
Transfers for policy loans..............     (665,251)       (596)     (2,348)    (127,372)    (11,348,527)
Policy charges..........................   (3,387,753)     (3,948)     (7,838)    (654,323)    (50,657,325)
Contract terminations:
Surrender benefits......................   (1,284,169)         --          --     (375,186)    (29,159,220)
Death benefits..........................      (77,361)         --          --       (9,015)     (1,971,562)
----------------------------------------  ----------------------------------------------------------------
Increase (decrease) from contract
transactions............................   66,217,596   1,288,025   2,369,539     (112,350)    271,860,452
----------------------------------------  ----------------------------------------------------------------
Net assets at beginning of year.........   24,822,823          --          --   10,549,955     648,801,413
----------------------------------------  ----------------------------------------------------------------
Net assets at end of year...............  $99,035,584  $1,290,753  $2,350,596  $10,241,761  $1,036,363,506
----------------------------------------  ----------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------  ----------------------------------------------------------------
Units outstanding at beginning of
year....................................   18,302,995          --          --    4,174,429
Contract purchase payments..............   17,547,447     143,378     369,756      665,327
Net transfers*..........................   26,953,612   1,149,856   2,046,787     (232,388)
Transfers for policy loans..............     (412,513)       (611)     (2,377)     (53,487)
Policy charges..........................   (2,093,202)     (3,955)     (8,024)    (271,285)
Contract terminations:
Surrender benefits......................     (797,805)         --          --     (158,093)
Death benefits..........................      (47,725)         --          --       (3,860)
----------------------------------------  ------------------------------------------------
Units outstanding at end of year........   59,452,809   1,288,668   2,406,142    4,120,643
----------------------------------------  ------------------------------------------------

 *Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
**For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31,
1996.
See accompanying notes to financial statements.

74 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios and funds (the Funds) or in the Trust. The Funds are registered under the 1940 Act as diversified, open-end management investment companies. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                         INVESTMENT MANAGER/SPONSOR
-------------------------------------------------------------------------------------------------------

U           IDS Life Series Fund Equity Portfolio                    IDS Life Insurance Company(1)
V           IDS Life Series Fund Income Portfolio                    IDS Life Insurance Company(1)
W           IDS Life Series Fund Money Market Portfolio              IDS Life Insurance Company(1)
X           IDS Life Series Fund Managed Portfolio                   IDS Life Insurance Company(1)
Y           IDS Life Series Fund Government Securities Portfolio     IDS Life Insurance Company(1)
IL          IDS Life Series Fund International Equity Portfolio      IDS Life Insurance Company(1)
FGI         A I M V.I. Growth and Income Fund                        A I M Management Group Inc.
FNO         Putnam VT New Opportunities Fund                         Putnam Investment Management, Inc.
2004V       2004 Trust                                               Smith Barney Inc.
-------------------------------------------------------------------------------------------------------

                  (1)American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Variable Life Policy.

--------------------------------------------------------------------------------
                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

INVESTMENTS IN THE TRUST
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

                                                                   75 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
                 3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policyowners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $5 per month. The policy fee is waived for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $7.50 per month.

--------------------------------------------------------------------------------
                 4. DEATH BENEFIT GUARANTEE CHARGE AND OPTIONAL INSURANCE BENEFIT CHARGE

For each policy month the death benefit guarantee is in effect, IDS Life deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

76 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 5. PREMIUM EXPENSE CHARGE

IDS Life deducts charges for two separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these two charges follows.

A sales charge of 2.5% of each premium payment will be deducted to compensate IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 2.5% of each premium payment will be deducted to cover the premium taxes assessed by the various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

--------------------------------------------------------------------------------
                 6. TRANSACTION CHARGE

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

--------------------------------------------------------------------------------
                 7. SURRENDER CHARGE

There are surrender charges for full surrenders in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for 5 years and decreasing the next 5 years. The surrender charge is based on the specified amount, the insured's issue age, sex and smoker class and the total gross premium paid. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $17,936,810 in 1998, $14,502,145 in 1997 and $11,956,753 in 1996. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
                 8. INVESTMENT IN SHARES/UNITS

The subaccounts' investment in shares of the Funds and units of the Trust as of Dec. 31, 1998 were as follows:

SUBACCOUNT  INVESTMENT                                               SHARES/UNITS    NAV
-------------------------------------------------------------------------------------------

U           IDS Life Series Fund Equity Portfolio..................  32,330,459   $   27.54
V           IDS Life Series Fund Income Portfolio..................   8,256,015       10.03
W           IDS Life Series Fund Money Market Portfolio............  34,741,315        1.00
X           IDS Life Series Fund Managed Portfolio.................  29,407,407       19.10
Y           IDS Life Series Fund Government Securities Portfolio...   1,213,762       10.37
IL          IDS Life Series Fund International Equity Portfolio....  13,438,137       18.05
FGI         AIM V.I. Growth and Income Fund........................   6,815,255       23.75
FNO         Putnam VT New Opportunities Fund.......................   5,227,424       26.06
2004V       2004 Trust.............................................  13,738,943        0.76
-------------------------------------------------------------------------------------------

                                                                   77 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 9. INVESTMENT TRANSACTIONS

The subaccounts' purchases of the Funds' shares or Trust unit's, including reinvestment of dividend distributions, were as follows:

                                                                                       YEAR ENDED DEC. 31,
                                                                          ---------------------------------------------
SUBACCOUNT INVESTMENT                                                         1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------

U         IDS Life Series Fund Equity Portfolio.......................    $226,733,888    $121,966,988    $ 192,481,448
V         IDS Life Series Fund Income Portfolio.......................      20,320,237      15,630,034       17,388,084
W         IDS Life Series Fund Money Market Portfolio.................      19,356,076      20,383,104       12,976,023
X         IDS Life Series Fund Managed Portfolio......................      94,424,448      92,732,258       77,193,596
Y         IDS Life Series Fund Government Securities Portfolio........       5,166,525       4,076,984        3,488,184
IL        IDS Life Series Fund International Equity Portfolio.........      52,222,291      63,357,169       72,175,223
FGI       AIM V.I. Growth and Income..................................      84,722,297      46,942,418        1,296,276*
FNO       Putnam VT New Opportunities.................................      65,398,582      42,159,212        2,369,506*
2004V     2004 Trust..................................................         796,355         713,379        1,236,344
-----------------------------------------------------------------------------------------------------------------------
          Combined Variable Account                                       $569,140,699    $407,961,546    $ 380,604,684
-----------------------------------------------------------------------------------------------------------------------

                  *Commenced operations on Nov. 22, 1996.

78 PROSPECTUS

                FLEXIBLE PREMIUM VARIABLE
                LIFE SUBACCOUNTS

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The following tables give per-unit information about the financial history of each subaccount.

                                                                         Year ended Dec. 31,
                                          ----------------------------------------------------------------------------------
                                           1998     1997     1996     1995     1994    1993    1992    1991    1990    1989
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT U (INVESTING IN SHARES OF IDS
LIFE SERIES FUND EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $4.00    $3.33    $2.80    $2.04   $2.01   $1.79   $1.71   $1.04   $1.10   $0.90
Accumulation unit value at end of
period..................................    $4.32    $4.00    $3.33    $2.80   $2.04   $2.01   $1.79   $1.71   $1.04   $1.10
Number of accumulation units outstanding
at end of period (000 omitted)..........  205,971  181,225  153,373  112,398  86,672  54,422  35,765  20,713  13,993   9,013
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT V (INVESTING IN SHARES OF IDS
LIFE SERIES FUND INCOME PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $2.18    $2.03    $1.98    $1.65   $1.74   $1.53   $1.41   $1.23   $1.17   $1.06
Accumulation unit value at end of
period..................................    $2.28    $2.18    $2.03    $1.98   $1.65   $1.74   $1.53   $1.41   $1.23   $1.17
Number of accumulation units outstanding
at end of period (000 omitted)..........   36,390   30,615   26,775   21,094  16,248  13,255   8,848   6,088   4,646   3,207
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT W (INVESTING IN SHARES OF IDS
LIFE SERIES FUND MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.58    $1.52    $1.46    $1.40   $1.36   $1.34   $1.31   $1.25   $1.17   $1.08
Accumulation unit value at end of
period..................................    $1.65    $1.58    $1.52    $1.46   $1.40   $1.36   $1.34   $1.31   $1.25   $1.17
Number of accumulation units outstanding
at end of period (000 omitted)..........   21,082   17,864   11,458    7,292   4,148   2,911   2,981   2,876   2,221   1,497
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT X (INVESTING IN SHARES OF IDS
LIFE SERIES FUND MANAGED PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $3.54    $3.03    $2.67    $2.27   $2.27   $1.91   $1.75   $1.34   $1.25   $0.97
Accumulation unit value at end of
period..................................    $4.02    $3.54    $3.03    $2.67   $2.27   $2.27   $1.91   $1.75   $1.34   $1.25
Number of accumulation units outstanding
at end of period (000 omitted)..........  139,809  125,875  109,309   89,226  70,903  45,870  30,475  21,753  15,649  10,496
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT Y (INVESTING IN SHARES OF IDS
LIFE SERIES FUND GOVERNMENT SECURITIES
PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $2.05    $1.89    $1.89    $1.62   $1.71   $1.54   $1.46   $1.26   $1.20   $1.05
Accumulation unit value at end of
period..................................    $2.20    $2.05    $1.89    $1.89   $1.62   $1.71   $1.54   $1.46   $1.26   $1.20
Number of accumulation units outstanding
at end of period (000 omitted)..........    5,729    4,936    4,856    3,992   3,949   3,444   2,556   1,504   1,096     491
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT IL(1) (INVESTING IN SHARES OF
IDS LIFE SERIES FUND INTERNATIONAL
EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................    $1.75    $1.67    $1.36    $0.99   $1.00      --      --      --      --      --
Accumulation unit value at end of
period..................................    $2.11    $1.75    $1.67    $1.36   $0.99      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)..........  114,892   93,664   59,453   18,303   2,582      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGI(2) (INVESTING IN SHARES
OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit value at beginning of
period..................................    $1.25    $1.00    $1.00       --      --      --      --      --      --      --
Accumulation unit value at end of
period..................................    $1.58    $1.25    $1.00       --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)..........  102,426   41,101    1,289       --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FNO(2) (INVESTING IN SHARES
OF PUTNAM VT NEW OPPORTUNITIES FUND)
Accumulation unit value at beginning of
period..................................    $1.19    $0.98    $1.00       --      --      --      --      --      --      --
Accumulation unit value at end of
period..................................    $1.47    $1.19    $0.98       --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)..........   92,520   41,574    2,406       --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT 2004V (INVESTING IN SHARES OF
2004 TRUST)
Accumulation unit value at beginning of
period..................................    $2.73    $2.48    $2.53    $1.96   $2.18   $1.81   $1.67   $1.40   $1.37   $1.12
Accumulation unit value at end of
period..................................    $3.03    $2.73    $2.48    $2.53   $1.96   $2.18   $1.81   $1.67   $1.40   $1.37
Number of accumulation units outstanding
at end of period (000 omitted)..........    3,447    3,568    4,121    4,174   3,814   3,410   2,842   2,360   2,020   1,588
----------------------------------------------------------------------------------------------------------------------------

(1)Operations commenced on Oct. 28, 1994.
(2)Operations commenced on Nov. 22, 1996.

                                                                   79 PROSPECTUS

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

IDS LIFE FINANCIAL INFORMATION
-----------------------------------------------------------------

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS                                        DEC. 31, 1998    DEC. 31, 1997
ASSETS                                                        ($ thousands, except share amounts)
-------------------------------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (fair value: 1998,
$8,420,035; 1997, $9,743,410)....................................  $  7,964,114     $  9,315,450
Available for sale, at fair value (amortized cost: 1998,
$13,344,949; 1997, $12,515,030)..................................    13,613,139       12,876,694
Mortgage loans on real estate....................................     3,505,458        3,618,647
Policy loans.....................................................       525,431          498,874
Other investments................................................       366,604          318,591
-------------------------------------------------------------------------------------------------
Total investments................................................    25,974,746       26,628,256
-------------------------------------------------------------------------------------------------
Cash and cash equivalents........................................        22,453           19,686
Amounts recoverable from reinsurers..............................       262,260          205,716
Amounts due from brokers.........................................           327            8,400
Other accounts receivable........................................        47,963           37,895
Accrued investment income........................................       366,574          357,390
Deferred policy acquisition costs................................     2,496,352        2,479,577
Other assets.....................................................        30,487           22,700
Separate account assets..........................................    27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total assets.....................................................  $ 56,550,563     $ 52,974,124
-------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
-------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities..................................................  $  21,172,303    $  22,009,747
Universal life-type insurance....................................      3,343,671        3,280,489
Traditional life insurance.......................................        225,306          213,676
Disability income and long-term care insurance...................        660,320          533,124
Policy claims and other policyholders' funds.....................         70,309           68,345
Deferred income taxes, net.......................................         16,930           61,582
Amounts due to brokers...........................................        195,406          381,458
Other liabilities................................................        410,285          345,383
Separate account liabilities.....................................     27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total liabilities................................................     53,443,931       50,108,308
-------------------------------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $30 par value per share; 100,000 shares
authorized, issued and outstanding...............................          3,000            3,000
Additional paid-in capital.......................................        288,327          290,847
Accumulated other comprehensive income, net of tax:
Net unrealized securities gains..................................        169,584          226,359
Retained earnings................................................      2,645,721        2,345,610
-------------------------------------------------------------------------------------------------
Total stockholder's equity.......................................      3,106,632        2,865,816
-------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity.......................  $  56,550,563    $  52,974,124
-------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997            1996
CONSOLIDATED STATEMENTS OF INCOME                                               ($ thousands)
------------------------------------------------------------------------------------------------------------
Revenues:
Premiums:
Traditional life insurance.......................................  $   53,132       $   52,473    $   51,403
Disability income and long-term care insurance...................     176,298          154,021       131,518
------------------------------------------------------------------------------------------------------------
Total premiums...................................................     229,430          206,494       182,921
------------------------------------------------------------------------------------------------------------
Policyholder and contractholder charges..........................     383,965          341,726       302,999
Management and other fees........................................     401,057          340,892       271,342
Net investment income............................................   1,986,485        1,988,389     1,965,362
Net realized gain (loss) on investments..........................       6,902              860          (159)
------------------------------------------------------------------------------------------------------------
Total revenues...................................................   3,007,839        2,878,361     2,722,465
------------------------------------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits:
Traditional life insurance.......................................      29,835           28,951        26,919
Universal life-type insurance and investment contracts...........     108,349           92,814        85,017
Disability income and long-term care insurance...................      27,414           22,333        19,185
Increase in liabilities for future policy benefits:
Traditional life insurance.......................................       6,052            3,946         1,859
Disability income and long-term care insurance...................      73,305           63,631        57,230
Interest credited on universal life-type insurance and investment
contracts........................................................   1,317,124        1,386,448     1,370,468
Amortization of deferred policy acquisition costs................     382,642          322,731       278,605
Other insurance and operating expenses...........................     287,326          276,596       261,468
------------------------------------------------------------------------------------------------------------
Total benefits and expenses......................................   2,232,047        2,197,450     2,100,751
------------------------------------------------------------------------------------------------------------
Income before income taxes.......................................     775,792          680,911       621,714
Income taxes.....................................................     235,681          206,664       207,138
------------------------------------------------------------------------------------------------------------
Net income.......................................................  $  540,111       $  474,247    $  414,576
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    ACCUMULATED
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY                                                       OTHER
                                                               TOTAL                  ADDITIONAL    COMPREHENSIVE
                                                            STOCKHOLDER'S CAPITAL      PAID-IN       INCOME,      RETAINED
THREE YEARS ENDED DEC. 31, 1998 ($ thousands)                 EQUITY       STOCK       CAPITAL      NET OF TAX    EARNINGS
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995................................  $2,331,708     $3,000       $278,814    $ 230,129    $1,819,765
Comprehensive income:
Net income................................................     414,576         --             --           --       414,576
Unrealized holding losses arising during the year, net of
deferred policy acquisition costs of $10,325 and taxes of
$82,982...................................................    (154,111)        --             --     (154,111)           --
Reclassification adjustment for losses included in net
income, net of tax of $(5,429)............................      10,084         --             --       10,084            --
                                                            -----------                             ----------
Other comprehensive loss..................................    (144,027)        --             --     (144,027)           --
                                                            -----------
Comprehensive income......................................     270,549         --             --           --            --
Capital contribution from parent..........................       4,801         --          4,801           --            --
Other changes.............................................       2,022         --             --           --         2,022
Cash dividends to parent..................................    (165,000)        --             --           --      (165,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1996................................   2,444,080      3,000        283,615       86,102     2,071,363
Comprehensive income:
Net income................................................     474,247         --             --           --       474,247
Unrealized holding gains arising during the year, net of
effect on deferred policy acquisition costs of $(7,714)
and taxes of $(75,215)....................................     139,686         --             --      139,686            --
Reclassification adjustment for losses included in net
income, net of tax of $(308)..............................         571         --             --          571            --
                                                            -----------                             ----------
Other comprehensive income................................     140,257         --             --      140,257            --
                                                            -----------
Comprehensive income......................................     614,504         --             --           --            --
Capital contribution from parent..........................       7,232         --          7,232           --            --
Cash dividends to parent..................................    (200,000)        --             --           --      (200,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1997................................   2,865,816      3,000        290,847      226,359     2,345,610
Comprehensive income:
Net income................................................     540,111         --             --           --       540,111
Unrealized holding losses arising during the year, net of
effect on deferred policy acquisition costs of $6,333 and
taxes of $32,826..........................................     (60,964)        --             --      (60,964)           --
Reclassification adjustment for losses included in net
income, net of tax of $(2,254)............................       4,189         --             --        4,189            --
                                                            -----------                             ----------
Other comprehensive loss..................................     (56,775)        --             --      (56,775)           --
                                                            -----------
Comprehensive income......................................     483,336         --             --           --            --
Other changes.............................................      (2,520)        --         (2,520)          --            --
Cash dividends to parent..................................    (240,000)        --             --           --      (240,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1998................................  $3,106,632     $3,000       $288,327    $ 169,584    $2,645,721
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997           1996
CONSOLIDATED STATEMENTS OF CASH FLOWS                                             (thousands)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income.......................................................  $   540,111    $   474,247    $   414,576
Adjustments to reconcile net income to net cash provided by (used
in) operating activities:
Policy loan issuance, excluding universal life-type insurance....      (53,883)       (54,665)       (49,314)
Policy loan repayment, excluding universal life-type insurance...       57,902         46,015         41,179
Change in amounts recoverable from reinsurers....................      (56,544)       (47,994)       (43,335)
Change in other accounts receivable..............................      (10,068)         6,194         (4,981)
Change in accrued investment income..............................       (9,184)       (14,077)         4,695
Change in deferred policy acquisition costs, net.................      (10,443)      (156,486)      (294,755)
Change in liabilities for future policy benefits for traditional
life, disability income and long-term care insurance.............      138,826        112,915         97,479
Change in policy claims and other policyholders' funds...........        1,964        (15,289)        27,311
Change in deferred income tax provision (benefit)................      (19,122)        19,982        (65,609)
Change in other liabilities......................................       64,902         13,305         46,724
Amortization of premium (accretion of discount), net.............        9,170         (5,649)       (23,032)
Net realized (gain) loss on investments..........................       (6,902)          (860)           159
Policyholder and contractholder charges, non-cash................     (172,396)      (160,885)      (154,286)
Other, net.......................................................       10,786          7,161        (10,816)
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities..............  $   485,119    $   223,914    $   (14,005)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities held to maturity:
Purchases........................................................  $    (1,020)   $    (1,996)   $   (43,751)
Maturities, sinking fund payments and calls......................    1,162,731        686,503        759,248
Sales............................................................      236,963        236,761        279,506
Fixed maturities available for sale:
Purchases........................................................   (4,100,238)    (3,160,133)    (2,299,198)
Maturities, sinking fund payments and calls......................    2,967,311      1,206,213      1,270,240
Sales............................................................      278,955        457,585        238,905
Other investments, excluding policy loans:
Purchases........................................................     (555,647)      (524,521)      (904,536)
Sales............................................................      579,038        335,765        236,912
Change in amounts due from brokers...............................        8,073          2,647        (11,047)
Change in amounts due to brokers.................................     (186,052)       119,471        140,369
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities..............      390,114       (641,705)      (333,352)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activity related to universal life-type insurance and
investment contracts:
Considerations received..........................................    1,873,624      2,785,758      3,567,586
Surrenders and death benefits....................................   (3,792,612)    (3,736,242)    (4,250,294)
Interest credited to account balances............................    1,317,124      1,386,448      1,370,468
Universal life-type insurance policy loans:
Issuance.........................................................      (97,602)       (84,835)       (86,501)
Repayment........................................................       67,000         54,513         58,753
Capital transaction with parent..................................           --          7,232          4,801
Dividends paid...................................................     (240,000)      (200,000)      (165,000)
------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities........................     (872,466)       212,874        499,813
------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents.............        2,767       (204,917)       152,456
Cash and cash equivalents at beginning of year...................       19,686        224,603         72,147
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year.........................  $    22,453    $    19,686    $   224,603
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS)
-----------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of other comprehensive income, net of deferred policy acquisition costs and deferred taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of a loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company purchases and writes index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income. Gains or losses on index options that do not qualify as hedges are marked to market through the income statement.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                       1998      1997      1996
-----------------------------------------------------------------
CASH PAID DURING THE YEAR FOR:
Income taxes.......................  $215,003  $174,472  $317,283
Interest on borrowings.............    14,529     8,213     4,119
-----------------------------------------------------------------

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal life-type insurance and deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company on any one life is $750 of life benefit plus $50 of accidental death benefits. The maximum amount of life insurance risk retained on any joint-life

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) combination is $1,500. The excesses are reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. Beginning in 1998, the Company retains all disability income and waiver of premium risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1998 and 1997 are $26,291 payable to and $12,061, receivable from, respectively, AEFC for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized by AEFC. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

RECLASSIFICATION
Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

--------------------------------------------------------------------------------
2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1998 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
HELD TO MATURITY                                  COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   39,888     $  4,460      $     --    $     44,348
State and municipal obligations..............       9,683          491            --          10,173
Corporate bonds and obligations..............   6,305,476      447,752        27,087       6,726,141
Mortgage-backed securities...................   1,609,067       30,458           152       1,639,373
----------------------------------------------------------------------------------------------------
                                               $7,964,114     $483,161      $ 27,239    $  8,420,035
----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   52,043     $  3,324      $     --    $     55,367
State and municipal obligations..............      11,060        1,231            --          12,291
Corporate bonds and obligations..............   7,332,344      271,174       155,181       7,448,337
Mortgage-backed securities...................   5,949,502      151,511         3,869       6,097,144
----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  13,344,949      427,240       159,050      13,613,139
Equity securities............................       3,000          158            --           3,158
----------------------------------------------------------------------------------------------------
                                               $13,347,949    $427,398      $159,050    $ 13,616,297
----------------------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
The amortized cost, gross unrealized gains and losses and fair values of investmentsin fixed maturities and equity securities at December 31, 1997 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED
HELD TO MATURITY                                  COST         GAINS        LOSSES       FAIR VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   41,932     $  2,949      $    --     $      44,881
State and municipal obligations..............       9,684          568           --            10,252
Corporate bonds and obligations..............   7,280,646      415,700        9,322         7,687,024
Mortgage-backed securities...................   1,983,188       25,976        7,911         2,001,253
-----------------------------------------------------------------------------------------------------
                                               $9,315,450     $445,193      $17,233     $   9,743,410
-----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES          VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   65,291     $  4,154      $    --     $      69,445
State and municipal obligations..............      11,045        1,348           --            12,393
Corporate bonds and obligations..............   5,308,129      232,761       30,198         5,510,692
Mortgage-backed securities...................   7,130,565      160,478        6,879         7,284,164
-----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  12,515,030      398,741       37,077        12,876,694
Equity securities............................       3,000          361           --             3,361
-----------------------------------------------------------------------------------------------------
                                               $12,518,030    $399,102      $37,077     $  12,880,055
-----------------------------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           AMORTIZED      FAIR
HELD TO MATURITY                             COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  354,296   $   359,020
Due from one to five years..............   2,111,369     2,249,847
Due from five to ten years..............   3,012,227     3,189,789
Due in more than ten years..............     877,155       982,006
Mortgage-backed securities..............   1,609,067     1,639,373
------------------------------------------------------------------
                                          $7,964,114   $ 8,420,035
------------------------------------------------------------------

                                           AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  102,463   $   104,475
Due from one to five years..............     682,336       725,859
Due from five to ten years..............   3,904,326     4,044,378
Due in more than ten years..............   2,718,659     2,654,382
Mortgage-backed securities..............   5,937,165     6,084,045
------------------------------------------------------------------
                                          $13,344,949  $13,613,139
------------------------------------------------------------------

During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $230,036, $229,848 and $277,527, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively. Fixed maturities

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively.

At December 31, 1998, bonds carried at $14,302 were on deposit with various states as required by law.

At December 31, 1998, investments in fixed maturities comprised 83 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.6 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1998         1997
------------------------------------------------------------------
Aaa/AAA.................................  $ 7,629,628  $ 9,195,619
Aaa/AA..................................        2,277           --
Aa/AA...................................      308,053      232,451
Aa/A....................................      301,325      246,792
A/A.....................................    2,525,283    2,787,936
A/BBB...................................    1,148,736    1,200,345
Baa/BBB.................................    6,237,014    5,226,616
Baa/BB..................................      492,696      475,084
Below investment grade..................    2,664,051    2,465,637
------------------------------------------------------------------
                                          $21,309,063  $21,830,480
------------------------------------------------------------------

At December 31, 1998, 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities. At December 31, 1998, approximately 13 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1998            DECEMBER 31, 1997
--------------------------------------------------------------------------------------
                                ON BALANCE  COMMITMENTS     ON BALANCE    COMMITMENTS
REGION                            SHEET     TO PURCHASE       SHEET       TO PURCHASE
--------------------------------------------------------------------------------------
East North Central............  $ 750,705     $ 16,393     $  748,372       $ 32,462
West North Central............    491,006       81,648        456,934         14,340
South Atlantic................    839,233       21,020        922,172         14,619
Middle Atlantic...............    476,448        6,169        545,601         15,507
New England...................    263,761        2,824        316,250          2,136
Pacific.......................    195,851       16,946        184,917          3,204
West South Central............    136,841        1,412        125,227             --
East South Central............     46,029           --         60,274             --
Mountain......................    345,379        8,473        297,545         28,717
--------------------------------------------------------------------------------------
                                3,545,253      154,885      3,657,292        110,985
Less allowance for losses.....     39,795           --         38,645             --
--------------------------------------------------------------------------------------
                                $3,505,458    $154,885     $3,618,647       $110,985
--------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)

                                     DECEMBER 31, 1998             DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
                                 ON BALANCE    COMMITMENTS     ON BALANCE    COMMITMENTS
PROPERTY TYPE                      SHEET       TO PURCHASE       SHEET       TO PURCHASE
-----------------------------------------------------------------------------------------
Department/retail stores......  $ 1,139,349    $    59,305    $ 1,189,203    $    27,314
Apartments....................      960,808          9,272      1,089,127         16,576
Office buildings..............      783,576         50,450        716,729         34,546
Industrial buildings..........      298,549         13,263        295,889         21,200
Hotels/motels.................      109,185         14,122        101,052             --
Medical buildings.............      124,369             --         99,979          9,748
Nursing/retirement homes......       46,696             --         72,359             --
Mixed Use.....................       65,151             --         71,007             --
Other.........................       17,570          8,473         21,947          1,601
-----------------------------------------------------------------------------------------
                                  3,545,253        154,885      3,657,292        110,985
Less allowance for losses.....       39,795             --         38,645             --
-----------------------------------------------------------------------------------------
                                $ 3,505,458    $   154,885    $ 3,618,647    $   110,985
-----------------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1998 and 1997, the Company's recorded investment in impaired loans was $24,941 and $45,714, respectively, with allowances of $6,662 and $9,812, respectively. During 1998 and 1997, the average recorded investment in impaired loans was $37,873 and $61,870, respectively.
The Company recognized $1,809, $2,981and $4,889 of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996 respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1998     1997     1996
--------------------------------------------------------------
Balance, January 1.................  $38,645  $37,495  $37,340
Provision for investment losses....    7,582    8,801   10,005
Loan payoffs.......................     (800)  (3,851)  (4,700)
Foreclosures and writeoffs.........   (5,632)  (3,800)  (5,150)
--------------------------------------------------------------
Balance, December 31...............  $39,795  $38,645  $37,495
--------------------------------------------------------------

At December 31, 1998, the Company had commitments to purchase investments other than mortgage loans for $223,011. Commitments to purchase investments are made in the ordinary course of business. The fair value of these commitments is $nil.

Net investment income for the years ended December 31 is summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Interest on fixed maturities.......  $1,676,984  $1,692,481  $1,666,929
Interest on mortgage loans.........     301,253     305,742     283,830
Other investment income............      43,518      25,089      43,283
Interest on cash equivalents.......       5,486       5,914       5,754
-----------------------------------------------------------------------
                                      2,027,241   2,029,226   1,999,796
Less investment expenses...........      40,756      40,837      34,434
-----------------------------------------------------------------------
                                     $1,986,485  $1,988,389  $1,965,362
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                      1998     1997     1996
--------------------------------------------------------------
Fixed maturities...................  $12,084  $16,115  $ 8,736
Mortgage loans.....................   (5,933)  (6,424)  (8,745)
Other investments..................      751   (8,831)    (150)
--------------------------------------------------------------
                                     $ 6,902  $   860  $  (159)
--------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                            1998      1997       1996
------------------------------------------------------------------------
Fixed maturities available for sale.....  $(93,474) $ 223,441  $(231,853)
Equity securities.......................      (203)        53        (52)
------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

                                       1998      1997      1996
-----------------------------------------------------------------
Federal income taxes:
Current............................  $244,946  $176,879  $260,357
Deferred...........................   (16,602)   19,982   (65,609)
-----------------------------------------------------------------
                                      228,344   196,861   194,748
State income taxes-current.........     7,337     9,803    12,390
-----------------------------------------------------------------
Income tax expense.................  $235,681  $206,664  $207,138
-----------------------------------------------------------------

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                                     1998                 1997                 1996
--------------------------------------------------------------------------------------------------------------------------
                                                              PROVISION    RATE    PROVISION    RATE    PROVISION    RATE
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes based
on the statutory rate.......................................   $271,527    35.0%    $238,319    35.0%    $217,600    35.0%
(Decreases) increases are attributable to:
Tax-excluded interest and dividend income...................    (12,289)   (1.6)     (10,294)   (1.5)      (9,636)   (1.5)
State taxes, net of federal benefit.........................      4,769      .6        6,372      .9        8,053     1.3
Affordable housing credits..................................    (19,688)   (2.5)     (20,705)   (3.0)      (5,090)    (.8)
Other, net..................................................     (8,638)   (1.1)      (7,028)   (1.0)      (3,789)    (.7)
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes........................................   $235,681    30.4%    $206,664    30.4%    $207,138    33.3%
--------------------------------------------------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1998, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

3. INCOME TAXES (CONTINUED)
taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                           1998      1997
---------------------------------------------------------------------------
Deferred tax assets:
Policy reserves........................................  $756,769  $748,204
Life insurance guaranty fund assessment reserve........    15,289    20,101
Other..................................................     4,253     9,589
---------------------------------------------------------------------------
Total deferred tax assets..............................   776,311   777,894
---------------------------------------------------------------------------
Deferred tax liabilities:
Deferred policy acquisition costs......................   698,471   700,032
Unrealized gain on investments.........................    91,315   121,885
Investments, other.....................................     3,455    17,559
---------------------------------------------------------------------------
Total deferred tax liabilities.........................   793,241   839,476
---------------------------------------------------------------------------
Net deferred tax liabilities...........................  $ 16,930  $ 61,582
---------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,598,203 as of December 31, 1998 and $1,468,677 as of December 31, 1997 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1999 in excess of approximately $353,933 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Statutory net income...............  $  429,903  $  379,615  $  365,585
Statutory capital and surplus......   1,883,405   1,765,290   1,565,082
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------
5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 1998 and 1997. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil, $103 and $780 in 1998, 1997 and 1996, respectively.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $211, $201 and $174 in 1998, 1997 and 1996, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1998, 1997 and 1996 were $1,503, $1,245 and $990, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 1998, 1997 and 1996 was $1,352, $1,330 and $1,449, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $411,337, $414,155 and $397,362 for 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

--------------------------------------------------------------------------------
6. COMMITMENTS AND CONTINGENCIES

At December 31, 1998, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $81,074,928, $74,730,720 and $67,274,354, respectively, of which $4,912,313, $4,351,904 and $3,875,921 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $66,378, $60,495 and $48,250 and reinsurance recovered from reinsurers amounted to $20,982, $19,042, and $15,612 for the years ended December 31, 1998, 1997 and
1996, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company, its parent and its subsidiaries conduct business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company has been named as a defendant in three of these types of actions.

The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from the Company and its subsidiaries. The complaints put at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. The Company and its subsidiaries believe they have meritorious defenses to the claims raised in these lawsuits.

The outcome of any litigation cannot be predicted with certainty. In the opinion of

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES (CONTINUED) management, however, the ultimate resolution of these lawsuits, taken in the aggregate, should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns, and is currently auditing the Company's returns for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

--------------------------------------------------------------------------------
7. LINES OF CREDIT

The Company has available lines of credit with its parent aggregating $100,000. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil at December 31, 1998 and 1997.

--------------------------------------------------------------------------------
8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)
The Company's holdings of derivative financial instruments are as follows:

                                                                        TOTAL
DECEMBER 31, 1998                NOTIONAL     CARRYING      FAIR       CREDIT
ASSETS:                           AMOUNT       AMOUNT       VALUE     EXPOSURE
-------------------------------------------------------------------------------
Assets:
Interest rate caps............  $ 3,400,000   $ 15,985    $   4,256    $ 4,256
Interest rate floors..........    1,000,000      1,082       13,971     13,971
Options purchased.............      110,912     24,094       29,453     29,453
Liabilities:
Options purchased/written.....      265,454    (10,526)     (11,062)        --
Off balance sheet:
Interest rate swaps...........    1,667,000         --      (73,477)        --
-------------------------------------------------------------------------------
                                              $ 30,635    $ (36,859)   $47,680
-------------------------------------------------------------------------------

DECEMBER 31, 1997                NOTIONAL   CARRYING      FAIR      TOTAL CREDIT
ASSETS:                           AMOUNT     AMOUNT       VALUE       EXPOSURE
---------------------------------------------------------------------------------
Assets:
Interest rate caps............  $4,600,000   $24,963    $  15,665      $15,665
Interest rate floors..........   1,000,000     1,561        4,551        4,551
Options purchased/written.....     279,737     9,808       10,449       10,449
Liabilities:
Options written...............       7,373       (89)         114           --
Off balance sheet:
Interest rate swaps...........   1,267,000        --      (45,799)          --
---------------------------------------------------------------------------------
                                             $36,243    $ (15,020)     $30,655
---------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 1999 to 2003. The put and call options expire on various dates from 1999 to 2005.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company is also using interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 1999 related to separate accounts and mutual funds which invest in fixed income securities. Interest will be accrued and reported in accrued investment income and other liabilities, as appropriate, and management and other fees.

The Company offers a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases and writes options on the major stock market index.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by changing economic conditions in the equity market. The Company entered into index option

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED) collars (combination of puts and calls) to hedge anticipated fee income for 1998 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing has demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. In the event that testing demonstrates that this correlation no longer exists, or in the event the Company disposes of the index options collars, the instruments will be marked-to-market through the income statement. At December 31, 1998 deferred losses on purchased put and written call index options were $2,933 and $7,435, respectively. At December 31, 1997 deferred losses on purchased put index options were $2,428 and deferred gains on written call index options were $5,275.

--------------------------------------------------------------------------------
9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1998                      1997
----------------------------------------------------------------------------------
                                 CARRYING       FAIR       CARRYING       FAIR
                                   VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
FINANCIAL ASSETS
Investments:
Fixed maturities (Note 2):
Held to maturity..............  $ 7,964,114  $ 8,420,035  $ 9,315,450  $ 9,743,410
Available for sale............   13,613,139   13,613,139   12,876,694   12,876,694
Mortgage loans on real estate
(Note 2)......................    3,505,458    3,745,617    3,618,647    3,808,570
Other:
Equity securities (Note 2)....        3,158        3,158        3,361        3,361
Derivative financial
instruments (Note 8)..........       41,161       47,680       36,332       30,665
Other.........................       28,872       28,872       82,347       85,383
Cash and cash equivalents
(Note 1)......................       22,453       22,453       19,686       19,686
Separate account assets
(Note 1)......................   27,349,401   27,349,401   23,214,504   23,214,504

FINANCIAL LIABILITIES
Future policy benefits for
fixed annuities...............  $19,855,203  $19,144,838  $20,731,052  $19,882,302
Derivative financial
instruments (Note 8)..........       10,526       84,539           89       45,685
Separate account
liabilities...................   25,005,732   24,179,115   21,488,282   20,707,620
----------------------------------------------------------------------------------

At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,226,985 and $1,185,155, respectively, and policy loans of $90,115 and $93,540, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

At December 31, 1998 and 1997, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $2,343,669 and $1,726,222, respectively.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

-----------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 4, 1999

STATEMENT OF DIFFERENCES

Difference                         Description

1)   Financials Caption            1)   A financial caption has been updated